As filed with the Securities and Exchange Commission on February 14, 2019

File No.:  333-228851

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VICTORY PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Shearman & Sterling LLP 599 Lexington Avenue New York, New York, 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, $0.001 par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Harvest Volatility Edge Trust
Harvest Edge Absolute Fund
Harvest Edge Equity Fund
Harvest Edge Bond Fund

Dear Shareholder:

A meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each series of Harvest Volatility Edge Trust listed above (each a “Harvest Fund”) has been scheduled for March 11, 2019 at the offices of Harvest Volatility Management, LLC (“Harvest Volatility Management”) at 420 Lexington Ave., Suite 2620, New York, NY 10170, at 9:00 a.m. Eastern Standard Time.

Victory Capital Holdings, Inc. (“Victory Holdings”) has agreed to purchase Harvest Volatility Management from its current shareholders, including its parent company and certain investment professionals and employees of Harvest Volatility Management who hold equity in Harvest Volatility Management (the “Transaction”).  Harvest Volatility Management is the investment adviser to the Harvest Funds.  The closing of the Transaction is expected to occur at the end of the first quarter 2019, subject to customary closing conditions, including regulatory approvals and client consents.  Upon the closing of the Transaction, all of the investment professionals and other key employees of Harvest Volatility Management are expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Agreement”) under which each Harvest Fund will reorganize (each, a “Reorganization”) into a newly created corresponding series of Victory Portfolios (each a “Victory Harvest Fund”), a registered investment company advised by Victory Capital.  Victory Capital will be the investment adviser to each Victory Harvest Fund. The proposed Reorganizations of the Harvest Funds are part of the larger plans to integrate the advisory businesses of Harvest Volatility Management and Victory Capital in connection with the Transaction.  The Reorganizations are proposed to close at approximately the same time as the Transaction.

If shareholders of a Harvest Fund approve the Agreement described in the accompanying materials, they will become shareholders of the corresponding Victory Harvest Fund.  The investment objective of each Victory Harvest Fund will be substantially identical to that of the corresponding Harvest Fund.  The principal investment strategies and principal risks of each Victory Harvest Fund will be substantially identical to those of the corresponding Harvest Fund.  Victory Capital intends to employ or retain the Harvest Funds’ current investment management teams to manage the Victory Harvest Funds after the Reorganizations.  No material change in the day-to-day portfolio management of the Harvest Funds is expected as a result of the Reorganizations.

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes.  Accordingly, it is expected that each Harvest Fund and its shareholders will not recognize any gain or loss as a direct result of a Reorganization, as described in more detail in the combined prospectus/proxy statement.

No sales charges or other transaction fees will be imposed on Harvest Fund shareholders solely as a result of the Reorganizations.  In anticipation of the proposed Reorganizations, Victory Capital has entered into an expense limitation agreement with respect to each Victory Harvest Fund.  As a result of the expense limitation agreement, the net expenses associated with investing in the Victory Harvest Funds are expected to be the same as or lower than the net expenses associated with investing in the Harvest Funds as of October 31, 2018 for at least two years following the Reorganizations, as described in detail in the combined prospectus/proxy statement.  A Victory Harvest Fund may experience higher net operating expenses after that date unless the expense limitation agreement in place during that period is continued.

The Board of Trustees (the “Board”) of Harvest Volatility Edge Trust believes that approval of the Reorganizations is in the best interests of the Harvest Funds.  Accordingly, the Board recommends that you vote in favor of the Agreement related to the proposed Reorganization of your Harvest Fund.

Detailed information about the proposed Reorganizations and the reasons for the Board’s approval of the Agreement are contained in the enclosed combined prospectus/proxy statement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the prospectus/proxy statement and have the enclosed proxy card at hand.	(1) Read the prospectus/proxy statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

It is very important that you vote and that your voting instructions be received no later than the close of business on March 10, 2019, whether or not you plan to attend the shareholder meeting in person.  Whichever method you choose, please read the enclosed prospectus/proxy statement carefully before you vote.

NOTE:  You may receive more than one proxy package if you hold shares of a Harvest Fund in more than one account.  You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts.  We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.

Thank you for taking the time to consider these important Reorganization proposals and for your continuing investment in the Harvest Funds.  If you have any questions regarding the proposed Reorganizations, please do not hesitate to call our proxy information line at (800) 290-6424.  Representatives are available to answer your call Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time and Saturday 12:00 p.m. to 6:00 p.m. Eastern Time.

Sincerely,

Curtis F. Brockelman, Jr.
President
Harvest Volatility Edge Trust

February 15, 2019

NOTICE OF MEETING OF SHAREHOLDERS

Harvest Volatility Edge Trust

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

To be held March 11, 2019

A meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each series of Harvest Volatility Edge Trust listed above (each an “Acquired Fund”) has been scheduled for March 11, 2019 at the offices of Harvest Volatility Management, LLC (“Harvest Volatility Management”) at 420 Lexington Ave., Suite 2620, New York, NY 10170, at 9:00 a.m. Eastern Standard Time.  At the Meeting, shareholders of each Acquired Fund will consider and vote on the following proposal with respect to their Acquired Fund:

•                  To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Harvest Volatility Edge Trust, on behalf of each Acquired Fund, Victory Portfolios, on behalf of the corresponding funds indicated below (each, an “Acquiring Fund”), Harvest Volatility Management, and Victory Capital Management Inc.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize each Acquired Fund into each corresponding Acquiring Fund pursuant to the Agreement as shown below:

Acquired Fund	Acquiring Fund
Harvest Edge Absolute Fund	Victory Harvest Premium Absolute Fund
Harvest Edge Equity Fund	Victory Harvest Premium Large Cap Equity Fund
Harvest Edge Bond Fund	Victory Harvest Premium Bond Fund

Please carefully read the enclosed combined prospectus/proxy statement.  It discusses these proposals in more detail.

If you were a shareholder of an Acquired Fund as of the close of business on March 10, 2019, you may vote at the Meeting.  You are welcome to attend the Meeting in person.  If you cannot attend in person, please vote by mail, telephone, or internet.  Just follow the instructions on the enclosed proxy card.  If you have questions, please call the Acquired Funds’ proxy solicitor toll-free at (800) 290-6424.

It is important that you vote regardless of the number of shares that you own.

After careful consideration, the Board of Trustees of Harvest Volatility Edge Trust recommends that you vote FOR the proposed Reorganization of your Acquired Fund.

By order of the Board of Trustees

Keith A. Fletcher, Secretary
Harvest Volatility Edge Trust

February 15, 2019

Harvest Volatility Edge Trust

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

February 15, 2019

This is a brief overview of the reorganization proposed for your fund.  We encourage you to read the full text of the enclosed combined prospectus/proxy statement.

Q:  Why am I being asked to vote?

As announced on September 24, 2018, the parent company of Victory Capital Management Inc. (“Victory Capital”) has entered into an agreement to acquire Harvest Volatility Management, LLC (“Harvest Volatility Management”) from its current shareholders, including its parent company and certain investment professionals and employees of Harvest Volatility Management who hold equity in Harvest Volatility Management (the “Transaction”). Harvest Volatility Management is the investment adviser to each series of Harvest Volatility Edge Trust listed above (each, an “Acquired Fund” and together, the “Acquired Funds”).  The fund reorganizations detailed in the enclosed materials are being proposed as part of the larger plans to integrate the advisory businesses of Harvest Volatility Management and Victory Capital in connection with the Transaction.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, like the reorganizations proposed in the enclosed combined prospectus/proxy statement.  As a shareholder of one or more of the Acquired Funds, you are being asked to vote on a reorganization involving your Acquired Fund.

Q:  What is a fund reorganization?

A fund reorganization involves one fund (referred to in this prospectus/proxy statement as the Acquired Fund) transferring all of its assets to another fund (referred to in this prospectus/proxy statement as the Acquiring Fund) in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities.  Following the fund reorganization, shareholders of an Acquired Fund will be shareholders of the corresponding Acquiring Fund and will hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization.  (The Acquired Funds and the Acquiring Funds are referred to individually or collectively below as a “Fund” or the “Funds,” respectively.)

Q:  Is my vote important?

Yes, absolutely!  While the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust has carefully reviewed the proposed reorganization for your Acquired Fund and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of your Acquired Fund.  The Acquired Funds (or their proxy solicitor) will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached in order for a vote on the proposal to be taken.

Q:  What is the proposed reorganization of my Harvest Fund?

You are being asked to vote on the reorganization (the “Reorganization”) of each Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

FAQ-2

Acquired Fund	Acquiring Fund
Harvest Edge Absolute Fund	Victory Harvest Premium Absolute Fund
Harvest Edge Equity Fund	Victory Harvest Premium Large Cap Equity Fund
Harvest Edge Bond Fund	Victory Harvest Premium Bond Fund

If shareholders of your Acquired Fund approve the Reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into the same class of shares of the corresponding Acquiring Fund with the same aggregate net asset value as your Acquired Fund shares at the time of the Reorganization, subject to any changes in valuation of portfolios securities under the Acquiring Funds’ valuation guidelines, which are substantially similar to the Acquired Funds’ guidelines.  The number and value of Acquiring Fund shares you will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares you held immediately prior to the Reorganization.

We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q:  How will the Reorganizations benefit the Acquired Funds and their shareholders?

Victory Capital and Harvest Volatility Management believe the Reorganizations will benefit the Acquired Funds and their shareholders by offering them, among other things:

•                  the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Funds;

•                  opportunities for increased asset growth and economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization;

•                  anticipated total operating expenses for both classes of shares that, on a net basis under a contractual expense limitation agreement with Victory Capital, are expected to be equal to or lower than current net operating expenses for at least two years following the closing of the Reorganizations, although an Acquiring Fund may experience higher net operating expenses after that date unless the expense limitation agreement in place during that period is continued; and

•                  the ability to spread certain fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q:  Will there be any changes to the Acquired Funds’ investment program or portfolio management teams as a result of the Reorganizations?

No.  After the Reorganizations, Victory Capital intends to employ the Acquired Funds’ current investment management team to manage the Acquiring Funds in accordance with substantially identical investment objectives and principal investment strategies and subject to substantially identical principal risks as each Acquired Fund.

No material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

Q:  Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

Yes, with respect to the retention of sub-advisers to manage a Fund.

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ investment advisory agreement are similar to the investment advisory services provided by Harvest Volatility Management to the Acquired Funds under the Acquired Funds’ investment advisory agreement. Under these agreements, Victory Capital and Harvest Volatility Management each may retain the services of an investment sub-adviser provided certain conditions are met, though neither has engaged any sub-adviser for any of the Funds.

FAQ-3

The Acquiring Funds differ from the Acquired Funds in that the Acquiring Funds have obtained a “manager of managers” exemptive order from the Securities and Exchange Commission (“SEC”) granting relief from certain requirements relating to the hiring of investment sub-advisers (the “Victory order”).  The Victory order permits the Acquiring Funds’ Board of Trustees, subject to certain conditions, to approve an unaffiliated sub-adviser and modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser at any time without shareholder approval.  The Acquired Funds have not received comparable exemptive relief and would, therefore, be required to obtain shareholder approval to appoint a sub-adviser in most cases or to obtain and rely on such relief.

Victory Capital has applied for a new exemptive order (“New Victory Order”) that is substantially similar to the relief in the current Victory Order except that, if granted, it would (1) also allow Victory Capital to appoint or replace sub-advisers that are affiliated with the Acquiring Funds or Victory Capital under certain circumstances and (2) allow Victory Capital to rely on the relief to operate in a “master-feeder” structure. Victory Capital intends to rely on the New Victory Order once granted in the event that it appoints or replaces any sub-advisers for the Acquiring Funds in the future.

Use of the manager of managers structure in reliance on the Victory order has been approved by the initial shareholder of each of the Acquiring Funds, although Victory Capital has no current plans to retain the services of an investment sub-adviser for any of the Acquiring Funds.

Please see the section entitled “Additional Information About Each Reorganization and the Proposals — Manager of Managers Structure — Victory Funds,” in the prospectus/proxy statement for more information.

Q:  Will there be any changes in the shares I own in connection with the Reorganization?

Yes.  Though similar to shares of the Acquired Fund you currently own, the corresponding shares to be issued by the Acquiring Fund in connection with the Reorganization differ in several respects.

As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Acquired Fund that they held prior to the Reorganizations, subject to any changes in valuation of portfolios securities under the Acquiring Funds’ valuation guidelines, which are substantially similar to the Acquired Funds’ guidelines.  More specifically, the Reorganizations provide that each class of shares of an Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the class of that Acquiring Fund designated as follows:

Acquired Fund Class	Acquiring Fund Class
Investor Class	Class A
Institutional Class	Class Y

Following the Reorganizations, Investor Class shareholders of an Acquired Fund will be Class A shareholders of the corresponding Acquiring Fund.  Investor Class shares and Class A shares have similar shareholder eligibility requirements but differ primarily in that purchases of Class A shares of each Acquiring Fund are generally subject to a front-end sales charge or “load” and may be subject to a contingent deferred sales charge (“CDSC”).  Investor Class shares of the Acquired Fund are not subject to any sales charges. However, no sales charges (including CDSC) will be imposed on the shares of the Acquiring Funds issued directly in connection with the Reorganizations.  Following the Reorganization, former Investor Class shareholders of an Acquired Fund will be exempt from such sales charges on future purchases and redemptions of the corresponding Acquiring Fund.

Institutional Class shareholders of an Acquired Fund will become Class Y shareholders of the corresponding Acquiring Fund.  Institutional Class shares and Class Y shares have similar shareholder eligibility requirements, except they differ in their minimum investment amount.  Institutional Class shares are subject to a minimum investment amount of $25,000. The minimum investment amount of Class Y shares is $1 million. However, the $1 million investment minimum will not apply to Institutional Class shareholders of the Acquired Funds who receive Class Y shares in connection with the Reorganizations.

For at least two years following the Reorganizations, Victory Capital has agreed to cap the operating expenses associated with investing in Class A and Y shares of the Acquiring Funds at a level that is the same as the expenses associated with investing in Investor Class and Institutional Class shares, respectively, of the Acquired Funds as of October 31, 2018.

Q:  Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganizations?

No.  Most account-level features and options such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in each Acquired Fund to accounts in the corresponding Acquiring Fund.

FAQ-4

Q:  Are there direct costs or tax consequences of the Reorganizations?

No.  The direct costs associated with the Reorganizations will be borne by Victory Capital and Harvest Volatility Management and not by the shareholders of the Funds.  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes.  Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.”  To the extent that any portfolio assets of an Acquired Fund are sold in connection with its Reorganization, an Acquired Fund would incur transaction costs and may result in a taxable distribution of gains to shareholders.  An Acquiring Fund would also incur transaction costs if it purchases similar portfolio assets immediately following the Reorganization.  However, it is not anticipated that the amount of such transaction costs incurred, if any, will be significant to any Fund or that sales of portfolio securities resulting in taxable distributions of gains to shareholders will be significant.

Q:  If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions and consents, including that the Transaction involving Harvest Volatility Management and Victory Capital proceeds to close.  The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a minimum level of Harvest Volatility Management’s revenue.  The Transaction is expected to be completed on or about March 31, 2019, and the Reorganizations are proposed to close generally concurrently with the close of the Transaction.

Q:  What will happen if a Reorganization is not approved?

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but the closing of each Reorganization is conditioned upon closing of the Transaction by Harvest Volatility Management and Victory Capital.  Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds) representing a minimum level of Harvest Volatility Management’s revenue, even if an Acquired Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization or if not enough private fund or account clients of Harvest Volatility Management provide their consent.  If the Transaction does not close, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Harvest Volatility Management as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Harvest Volatility Management will terminate by its terms and in accordance with the Investment Company Act of 1940.  At that point, the Board of Harvest Volatility Edge Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q:  How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Acquired Fund.

For a summary of the Board’s considerations in evaluating the Reorganizations, please see the accompanying combined prospectus/proxy statement.

Q:  How can I vote?

You can vote in one of four ways:

•                  By telephone (call the toll-free number listed on your proxy card)

•                  By internet (log on to the internet site listed on your proxy card)

FAQ-5

•                  By mail (using the enclosed postage prepaid envelope)

•                  In person at the shareholder meeting scheduled to occur at 420 Lexington Ave., Suite 2620, New York, New York 10170 on March 11, 2019

The deadline for voting by telephone is close of business on March 8, 2019 or by internet is close of business on March 10, 2019.  We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts.  Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q:  Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined prospectus/proxy statement or about voting procedures, please call the Acquired Funds’ proxy solicitor, AST Fund Solutions, LLC (“AST”) toll-free at (800) 290-6424.  You may obtain a copy of the Acquired Funds’ annual report for the fiscal year ended October 31, 2018, without charge.  Please direct any such requests by telephone to 1-844-434-4838, by writing to Harvest Volatility Management, LLC at 420 Lexington Ave., Suite 2620, New York, New York 10170 or by downloading from www.hvmfunds.com.

FAQ-6

Harvest Volatility Edge Trust

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

(Each of the above funds, an “Acquired Fund”)

Victory Portfolios

Victory Harvest Premium Absolute Fund

Victory Harvest Premium Large Cap Equity Fund

Victory Harvest Premium Bond Fund

(Each of the above funds, an “Acquiring Fund”)

COMBINED PROSPECTUS/PROXY STATEMENT

February 15, 2019

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund.  The address and telephone number of each Acquired Fund is c/o Harvest Volatility Management, LLC, 420 Lexington Ave., Suite 2620, New York, New York 10170, and 1-800-766-3863.  The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, and 1-844-434-4838.  This combined prospectus/proxy statement and the enclosed proxy card were first mailed to shareholders of each Acquired Fund beginning on or about February 19, 2019.  This combined prospectus/proxy statement contains information you should know before voting on the following proposal with respect to your Acquired Fund.  You should read this document carefully and retain it for future reference.

At the Meeting (as defined below), shareholders will consider whether, with respect to their Acquired Fund:

•                  To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Harvest Volatility Edge Trust, on behalf of each Acquired Fund, Victory Portfolios, on behalf of each corresponding Acquiring Fund, Harvest Volatility Management, LLC (“Harvest Volatility Management”), and Victory Capital Management Inc. (“Victory Capital”).

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

Acquired Fund	Acquiring Fund
Harvest Edge Absolute Fund (“Harvest Absolute Fund”)	Victory Harvest Premium Absolute Fund (“Victory Harvest Absolute Fund”)
Harvest Edge Equity Fund (“Harvest Equity Fund”)	Victory Harvest Premium Large Cap Equity Fund (“Victory Harvest Equity Fund”)
Harvest Edge Bond Fund (“Harvest Bond Fund”)	Victory Harvest Premium Bond Fund (“Victory Harvest Bond Fund”)

The proposals will be considered by shareholders who owned shares of the Acquired Funds on January 31, 2019 at a meeting of shareholders (with any adjournment or postponement, the “Meeting”) that will be held at 9:00 a.m. EST on March 11, 2019, at the offices of Harvest Volatility Management at 420 Lexington Ave., Suite 2620, New York, New York 10170.  Each of the Acquired Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company.

Although the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust, after careful consideration, recommends that shareholders of each Acquired Fund approve the reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement (each a “Reorganization”), the final decision whether to approve the Reorganization is up to you.  The Reorganization of each Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund.  Accordingly, if shareholders of an Acquired Fund approve its Reorganization and all other conditions to closing of its Reorganization have been satisfied, it is expected that the Reorganization of such Acquired Fund will take place as described in this combined prospectus/proxy statement even if shareholders of another Acquired Fund do not approve their Reorganization.  If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined prospectus/proxy statement by reference:

Harvest Volatility Edge Trust (SEC file no. 333-220301)

•                  the prospectus of the Acquired Funds, dated December 18, 2017, as supplemented through the date of this combined prospectus/proxy statement;

•                  the Statement of Additional Information (“SAI”) of Harvest Volatility Edge Trust, dated December 18, 2017, as supplemented through the date of this combined prospectus/proxy statement; and

•                  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Harvest Volatility Edge Trust for the fiscal year ended October 31, 2018.

For a free copy of any of the documents listed above and/or to ask questions about this combined prospectus/proxy statement, please call your Acquired Fund’s proxy solicitor toll-free at (800) 290-6424.

Additional information contained in an SAI relating to this prospectus/proxy statement, as required by the SEC, is on file with the SEC.  The SAI is also available without charge, upon request by calling the toll-free number set forth above for Harvest Volatility Management or by writing to Harvest Volatility Management at the address set forth above.  The SAI, dated February 15, 2019 is incorporated by reference into this prospectus/proxy statement.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, prospectus/proxy statement materials and other information with the SEC.  These reports, prospectus/proxy statement materials and other information can be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.  In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value.  There is no assurance that any Fund will achieve its investment objective.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined prospectus/proxy statement.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY OF REORGANIZATION PROPOSALS	5

How Each Reorganization Will Work	5

Comparison of Acquired Funds and Acquiring Funds	5

Tax Consequences	6

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS	7

1. Reorganization of Harvest Absolute Fund into Victory Harvest Absolute Fund	8

Comparison of Current and Pro Forma Expenses	8

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	10

Comparison of Investment Management Team	11

Comparison of Performance	11

2. Reorganization of Harvest Equity Fund into Victory Harvest Equity Fund	13

Comparison of Current and Pro Forma Expenses	13

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	15

Comparison of Investment Management Team	16

Comparison of Performance	16

3. Reorganization of Harvest Bond Fund into Victory Harvest Bond Fund	17

Comparison of Current and Pro Forma Expenses	17

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	19

Comparison of Investment Management Team	20

Comparison of Performance	21

Principal Risks	23

Purchases and Sales of Acquired Fund and Acquiring Fund Shares	26

Jurisdiction of Organization	26

Terms of Each Reorganization	26

Conditions to Closing Each Reorganization	27

Termination of the Agreement	27

Tax Status of the Reorganizations	27

Board Deliberations Regarding the Proposals	29

Board Recommendation and Required Vote	32

Agreement Between Harvest Volatility Management and Victory Capital Regarding the Reorganizations	32

Comparison of Investment Advisers and Investment Advisory Fees	33

Manager of Managers Structure — Victory Funds	34

Comparison of Other Principal Service Providers	35

Payments to Broker-Dealers and Other Financial Intermediaries	35

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	35

CAPITALIZATION AND OWNERSHIP OF FUND SHARES	37

Capitalization of Acquired Funds and Acquiring Funds	37

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund*	38

Interest of Certain Persons in the Reorganizations	38

Acquired Funds	38

Acquiring Funds	38

Financial Highlights	39

Acquired Funds	39

Acquiring Funds	39

EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND TECHNIQUES	B-1

EXHIBIT C ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	C-1

EXHIBIT D COMPARISON OF ORGANIZATIONAL DOCUMENTS	D-1

EXHIBIT E PRINCIPAL HOLDERS	E-1

EXHIBIT F FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS	F-1

SUMMARY OF REORGANIZATION PROPOSALS

This combined prospectus/proxy statement is being used by each Acquired Fund to solicit proxies to vote at the Meeting.  Shareholders of each Acquired Fund will consider a proposal to approve the Agreement providing for the Reorganization of their Acquired Fund into the corresponding Acquiring Fund.  A form of the Agreement is included at Exhibit A.

The following is a summary.  More complete information appears later in this combined prospectus/proxy statement.  You should carefully read the entire combined prospectus/proxy statement and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

If approved by shareholders and all other closing conditions have been satisfied:

•                  Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities (the “Reorganization Shares”).

•                  Each Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund.  The number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.  Securities held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s valuation guidelines at the time of the Reorganization, which are substantially similar to the Acquired Fund’s valuation guidelines.

•                  The direct costs associated with the Reorganizations will be borne by Victory Capital and Harvest Volatility Management and not by the shareholders of the Funds.

•                  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes.  Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.”

•                  After a Reorganization is completed, Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of Acquired Funds and Acquiring Funds

•                  Each Acquired Fund and its corresponding Acquiring Fund share substantially identical investment objectives, principal investment strategies and principal risks.

•                  The Reorganizations contemplate that (1) Investor Class shareholders of an Acquired Fund will become Class A shareholders of the corresponding Acquiring Fund and (2) Institutional Class shareholders of an Acquired Fund will become Class Y shareholders of the corresponding Acquiring Fund.

Each Acquiring Fund share class offers similar distribution and/or shareholder servicing (Rule 12b-1) fees (if any), investor eligibility requirements and other features as the corresponding class of Acquired Funds except that purchases of Class A shares of each Acquiring Fund are generally subject to a front-end sales charge (or load) and may be subject to a contingent deferred sales charge (“CDSC”). However, no such sales charge will apply to Class A shares received in the Reorganization. In addition, following the Reorganization, former Investor Class shareholders of an Acquired Fund will be able to purchase additional shares (and redeem shares) of the Acquiring Fund on a load-waived basis and will not be subject to a CDSC.

For at least two years following the Reorganizations, Victory Capital has agreed to cap the expenses associated with investing in Class A and Y shares of the Acquiring Funds at a level that is the same as the expenses associated with investing in Investor Class and Institutional Class shares, respectively, of the Acquired Funds as of October 31, 2018.

•                  No sales charges (including CDSC) will be imposed on the shares of the Acquiring Funds issued in connection with the Reorganizations or on future purchases and redemptions of the corresponding Acquiring Fund by shareholders of an Acquired Fund at the time of the Reorganization.

•                  The Acquired Fund and the Acquiring Fund have similar policies for buying and selling shares and similar exchange rights.  However, the Institutional Class of the Acquired Funds and the Class Y of the Acquiring Funds differ in their minimum investment amount.  Institutional Class shares are subject to a minimum investment amount of $25,000. The minimum investment amount of Class Y shares is $1 million. However, the $1 million investment minimum will not apply to Institutional Class shareholders of the Acquired Funds who receive Class Y shares in connection with the Reorganizations.

•                  The Acquired Funds and the Acquiring Funds will have the same policies with respect to dividends and distributions.

•                  The Acquired Funds and the Acquiring Funds will have the same tax treatment of distributions.

•                  Fund distributions are generally taxable to the shareholder as ordinary income or capital gains, unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder will generally be taxed only upon withdrawal of monies from the arrangement.

•                  With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•                  Contractual fees and expenses relating to the operations of the Acquiring Funds, such as custody and administration costs, are expected to be substantially the same as those applicable to the operations of the Acquired Funds.  Other categories of fees and expenses, such as blue-sky registration costs, brokerage commissions and audit expenses, are not expected to differ materially between the Acquiring Funds and Acquired Funds.  Victory Capital has informed the Board that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds.

•                  Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following the Reorganization, such Fund’s total net expenses will not exceed the levels that apply under Harvest Volatility Management’ current contractual expense limitation in place for the Acquired Funds.  Following that two-year period, an Acquiring Fund’s total net expenses may increase if the Victory Capital expense limitation agreement in place during that period is not renewed.

•                  Under the terms of its respective expense limitation agreement, each of Harvest Volatility Management and Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquired Funds or Acquiring Funds, as applicable, for up to three years after the waiver or reimbursement took place, subject to certain restrictions.  The amounts Victory Capital will be entitled to recoup following the close of the Reorganizations will include such amounts that Harvest Volatility Management was entitled to recoup prior to that date.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.”  Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization.

A portion of the portfolio assets of an Acquired Fund may be sold in connection with its Reorganization, but it is not anticipated that such sales, if any, will be significant.  The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund.  Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund.  Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes.  If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders’ holding period and aggregate tax basis in the Acquiring Fund shares received as part of the Reorganization is expected to carry over from the shareholders’ Acquired Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS

Fees and Expenses.  Set forth below is a comparison of each Acquired Fund’s and each Acquiring Fund’s fees and expenses.  Shareholders of an Acquired Fund or an Acquiring Fund pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on their investment.  The tables below describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund or the corresponding Acquiring Fund.  The information shown is based on the fiscal year ended October 31, 2018 (in the case of the Acquiring Funds, on a pro forma basis, as if each Reorganization had been consummated the prior year).  Only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.  Actual expenses for an Acquiring Fund may differ from those shown.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund.  Pursuant to an expense limitation agreement (the “Victory Expense Limitation Agreement”), Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following the Reorganization, such Acquiring Fund’s total net expenses are not expected to exceed the levels that apply under Harvest Volatility Management’s current contractual expense limitation in place for the Acquired Funds.  An Acquiring Fund may experience higher net operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of both Expense Limitation Agreements, Harvest Volatility Management and Victory Capital each may recoup waived advisory fees and reimbursed expenses with respect to the Acquired Funds or Acquiring Funds, as applicable, for up to three years after the waiver or reimbursement took place, subject to certain restrictions noted in the footnotes to the Annual Fund Operating Expenses table.  The amounts Victory Capital will be entitled to recoup under its Expense Limitation Agreement following the close of the Reorganizations will include such amounts that Harvest Volatility Management was entitled to recoup prior to that date.

Victory Capital and Harvest Volatility Management have agreed to share the costs associated with the Reorganization.  The Acquired Funds, the Acquiring Funds and their shareholders will not bear any direct costs associated with the Reorganizations.  However, to the extent that any portfolio assets of an Acquired Fund are sold in connection with its Reorganization, an Acquired Fund would incur transaction costs and may result in a taxable distribution of gains to shareholders.  An Acquiring Fund would also incur transaction costs if it purchases similar portfolio assets immediately following the Reorganization.  It is not anticipated that sales of portfolio securities resulting in taxable distributions of gains to shareholders or the amount of any transaction costs incurred, if any, will be significant to any Fund.

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team, and Performance.  In addition, for each Reorganization, set forth below is a comparison of the Acquired Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team.  The following information is applicable to each of the Reorganizations:

•                  Harvest Volatility Management is the investment adviser to the Acquired Funds; Victory Capital is the investment adviser to the Acquiring Funds.

•                  Since the Acquiring Funds were established for the sole purpose of effecting the Reorganizations, the investment objective of each Acquiring Fund is substantially identical to that of its corresponding Acquired Fund.  Similarly, the principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund.  Please see below and Exhibit B for additional information about each Acquiring Fund’s investment strategies.

•                  The Acquiring Funds are subject to fundamental investment policies and limitations that are materially the same as those that apply to the Acquired Funds.  Harvest Volatility Management does not believe that the differences between the fundamental investment policies and limitations will result in any differences in the way the Acquiring Fund will be managed as compared to the Acquired Fund.  A “fundamental” investment policy and limitation is one that may not be changed without a shareholder vote.  The Acquiring Funds’ investment restrictions are stated under the caption “Fundamental Investment Restrictions” in the SAI relating to this prospectus/proxy statement.

•                  For a discussion of each Acquired Fund’s performance during the fiscal year ended October 31, 2018, see the Annual Report of Harvest Volatility Edge Trust, dated October 31, 2018.  Past performance is no guarantee of future results.  Because the Acquiring Funds have not commenced operations prior to the date of this prospectus/proxy statement, no performance information is available.  Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

1. Reorganization of Harvest Absolute Fund into Victory Harvest Absolute Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Harvest Absolute Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	None

Victory Harvest Absolute Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Harvest Absolute Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.31%	0.25%
All Remaining Other Expenses	6.52%	5.55%
Total Other Expenses	6.83%	5.80%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(2)	7.77%	6.49%
Fee Waiver/Expense Reimbursement(2)	(6.22)%	(5.25)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.55%	1.24%

Victory Harvest Absolute Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(3)
Interest Expense	0.31%	0.25%
All Remaining Other Expenses	1.15%	0.44%
Total Other Expenses	1.46%	0.69%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(4)	2.40%	1.38%
Fee Waiver/Expense Reimbursement(4)	(0.85)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.55%	1.24%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquiring Fund if these shares are sold within 18 months of purchase.  A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. However, no deferred sales load will be imposed on the shares of the Acquiring Funds issued directly in connection with the Reorganizations.

(2)  Harvest Volatility Management has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) to 0.95% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Harvest Volatility Management’s recoupment rights. Harvest Volatility Management is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

(3)  “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Y shares of the Fund (excluding certain items such as acquired fund fees and expenses, interest, taxes and brokerage commissions) do not exceed 1.20%, and 0.95%, respectively, until at least March 31, 2021. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated).  These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above.  These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years.  The examples do not reflect any front-end sales or deferred sales charges (loads) since those will not apply to shares received in the Reorganization. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Harvest Absolute Fund (Current) (Acquired Fund)
Investor Class	$158	$1,722	$3,203	$6,576
Institutional Class	$156	$1,453	$2,742	$5,805
Victory Harvest Absolute Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$355	$769	$1,299	$2,750
Class Y	$126	$409	$728	$1,632

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund.  During the most recent fiscal period, the Acquired Fund’s portfolio turnover rate was 72% of the average value of the Fund’s portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund’s investment objective is to seek to provide total return independent of general market direction.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team for the Victory Harvest Absolute Fund, which will continue to implement the same strategy as it pursues for the Harvest Absolute Fund.  The team will invest in a portfolio of cash, short-term cash-equivalent investments, and short-term investment-grade debt instruments (the “Core Investments”) and implement a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”).

The Core Investments are intended to deliver returns with relatively low volatility and minimal interest rate and credit risk as well as no correlation to equity markets. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases.

Like the Harvest Absolute Fund, the Victory Harvest Absolute Fund’s investment team will determine the allocation of the Fund’s assets between the Core Investments and Collateral Yield Enhancement Strategy. Typically, the Fund’s assets will be primarily allocated to the Core Investments. However, the investment team has the ability to increase the allocation to the Collateral Yield Enhancement Strategy if it deems it appropriate taking into consideration a number factors, such as the spread between implied versus realized volatility.

See More About the Funds’ Investment Strategy and Principal Risks below and Exhibit B for more detail about the Victory Harvest Absolute Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Victory Harvest Absolute Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to be:

•                  Options Risk

•                  Derivatives Risk

•                  Leverage Risk

•                  Counterparty Risk

•                  Debt Securities Risk

•                  Liquidity and Valuation Risk

•                  Market Risk

•                  Active Trading Risk

•                  Management Risk

•                  New Fund Risk

•                  Commercial Paper Risk

•                  Other Investment Company Risk

•                  U.S. Government Securities Risk

See More About the Funds’ Investment Strategy and Principal Risks for a detailed description of each of these risks.

There is no guarantee that the Victory Harvest Absolute Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Victory Harvest Absolute Fund may fall, sometimes suddenly and significantly. An investment in the Victory Harvest Absolute Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

The Victory Harvest Absolute Fund will have the same investment management team that manages the Harvest Absolute Fund currently. The team members who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Harvest Volatility Management) are:

•                  Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager;

•                  Curtis F. Brockelman, Jr., Managing Partner;

•                  Michael Zigmont, CFA, Partner; and

•                  Tim Knowles, Managing Director.

This team has managed the Harvest Absolute Fund since it commenced operations (December 2017) and was responsible for management of the Harvest Absolute Fund’s predecessor private fund since its inception (2009). This privately offered fund was managed by Harvest and had an investment objective, strategies, policies, restrictions and guidelines that were, in all material respects, the same as those of the Harvest Absolute Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Harvest Absolute Fund. The privately offered fund was reorganized into the Harvest Absolute Fund on December 18, 2017, the date of the Harvest Absolute Fund’s inception.

See Exhibit C for information about the members of the Victory Harvest Absolute Fund’s investment management team.

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund.  The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for each full calendar year since the Acquired Fund’s inception.  The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s primary and secondary benchmark indexes.  The Acquired Fund has selected the Cboe S&P 500 Iron Condor Index as its secondary index.  The Cboe S&P 500 Iron Condor Index is designed to track the performance of a hypothetical option trading strategy that sells out-of-the-money S&P 500 Index put and call options and takes a portion of those sales to buy out-of-the-money S&P 500 Index put and call options.  Performance reflects any expense limitations in effect during the periods shown.

A privately offered fund managed by Harvest Volatility Management was reorganized into the Acquired Fund as of the date the Acquired Fund commenced operations (December 19, 2017). This privately offered fund was organized on May 14, 2009 and commenced operations on October 1, 2009 and had an investment objective, strategies, policies, restrictions and guidelines that were, in all material respects, the same as those of the Acquired Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Acquired Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Acquired Fund’s performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to the privately offered fund). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Acquired Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Acquired Fund, the performance could have been lower than the performance shown in the bar chart and Average Annual Total Returns table below for both share classes. For periods following the Acquired Fund’s commencement of operations on December 19, 2017, the performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.  For the Acquired Fund’s most current performance information, log on to www.hvmfunds.com or call 1-844-434-4838.

Calendar Year Returns — Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 5.92% in Q2 2018 and the lowest quarterly return was -18.83% in Q4 2018.

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	5 Years	Since Inception (10/1/09)
Institutional Class Shares
Returns Before Taxes	-15.41%	-0.74%	1.76%
Returns After Taxes on Distributions	-15.61%	-0.78%	1.73%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.11%	-0.58%	1.35%
Investor Class Shares
Returns Before Taxes	-15.60%	-0.78%	1.73%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(1)	1.83%	0.59%	0.36%
Cboe S&P 500 Iron Condor Index(1)	-5.28%	-0.30%	-0.42%

(1) The index returns do not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts.  A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available.  The Acquiring Fund will assume the performance history of the Acquired Fund at the closing of its Reorganization.

2. Reorganization of Harvest Equity Fund into Victory Harvest Equity Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Harvest Equity Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of sale proceeds or the original offering price)	None	None

Victory Harvest Equity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Harvest Equity Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.11%
All Remaining Other Expenses	36.26%	14.05%
Total Other Expenses	36.37%	14.16%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses(2)	37.27%	14.81%
Fee Waiver/Expense Reimbursement(2)	(35.91)%	(13.70)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.36%	1.11%

Victory Harvest Equity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(3)
Interest Expense	0.11%	0.11%
All Remaining Other Expenses	4.70%	4.06%
Total Other Expenses	4.81%	4.17%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses(4)	5.71%	4.82%
Fee Waiver/Expense Reimbursement(4)	(4.35)%	(3.71)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.36%	1.11%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquiring Fund if these shares are sold within 18 months of purchase.  A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. However, no deferred sales load will be imposed on the shares of the Acquiring Funds issued directly in connection with the Reorganizations.

(2)  Harvest Volatility Management has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) to 0.90% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to Harvest Volatility Management’s recoupment rights. Harvest Volatility Management is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

(3)  “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(4)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Y shares of the Fund (excluding certain items such as acquired fund fees and expenses, interest, taxes and brokerage commissions) do not exceed 1.15%, and 0.90%, respectively, until at least March 31, 2021. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated).  These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above.  These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. The examples do not reflect any front-end sales or deferred sales charges (loads) since those will not apply to shares received in the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Harvest Equity Fund (Current) (Acquired Fund)
Investor Class	$138	$5,765	$8,825	$11,678
Institutional Class	$213	$2,906	$5,214	$9,383
Victory Harvest Equity Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$336	$1,075	$2,260	$5,150
Class Y	$113	$751	$1,796	$4,423

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund.  During the most recent fiscal period, the Acquired Fund’s portfolio turnover rate was 0% of the average value of the Fund’s portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund’s investment objective is to seek investment results that generally correspond to the total return performance of U.S. large capitalization equity securities while generating incremental income.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team for the Victory Harvest Equity Fund, which will continue to implement the same strategy as it pursues for the Harvest Equity Fund.  The team will invest in a portfolio of U.S. equity securities and equity index exchange-traded funds (“ETFs”) with a high portfolio correlation to the S&P 500® Index (the “Core Investments”) and implement a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”).

The Core Investments are intended to deliver returns that are highly correlated to the S&P 500® Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on Core Investments whether the S&P 500® Index increases or decreases.  The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the equity market returns generated by the Victory Harvest Equity Fund’s Core Investments.

Under normal circumstances, the Victory Harvest Equity Fund invests at least 80% of its assets in equity securities, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in equity securities), of companies considered to be (at the time of purchase) large-capitalization companies. For these purposes, large-capitalization companies are those included in the S&P 500® Index (i.e., Core Investments). Any derivatives counted towards the Victory Harvest Equity Fund’s 80% policy will be valued at market value. The investment team intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the S&P 500® Index as closely as possible. The Victory Harvest Equity Fund’s equity securities may include common and preferred stock. The S&P 500® Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Like the Harvest Equity Fund, the Victory Harvest Equity Fund intends to invest primarily in ETFs at least until the investment team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in equity securities.

See More About the Funds’ Investment Strategy and Principal Risks below and Exhibit B for more detail about the Victory Harvest Equity Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Victory Harvest Equity Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to be:

•      Options Risk

•      Derivatives Risk

•      Leverage Risk

•      Counterparty Risk

•      Equity Securities Risk

•      Issuer-Specific Risk

•      Market Risk

•      Active Trading Risk

•      Management Risk

•      New Fund Risk

•      Other Investment Company Risk

See More About the Funds’ Investment Strategy and Principal Risks for a detailed description of each of these risks.

There is no guarantee that the Victory Harvest Equity Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Victory Harvest Equity Fund may fall, sometimes suddenly and significantly. An investment in the Victory Harvest Equity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

The Victory Harvest Equity Fund will have the same investment management team that manages the Harvest Equity Fund currently. The team members who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Harvest Volatility Management) are:

•                  Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager;

•                  Curtis F. Brockelman, Jr., Managing Partner;

•                  Michael Zigmont, CFA, Partner; and

•                  Tim Knowles, Managing Director.

This team has managed the Harvest Equity Fund since it commenced operations (December 2017).

See Exhibit C for information about the members of the Harvest Equity Fund’s investment management team.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund.  The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Acquired Fund’s inception.  The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index.  Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.  For the Acquired Fund’s most current performance information, log on to www.hvmfunds.com or call 1-844-434-4838.

Calendar Year Returns — Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 7.64% in Q3 2018 and the lowest quarterly return was -22.63% in Q4 2018.

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-15.88%	-15.54%
Returns After Taxes on Distributions	-16.19%	-15.84%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.41%	-11.96%
Investor Class Shares
Returns Before Taxes	-15.94%	-15.68%
S&P 500 Total Return Index(1)	-4.38%	-4.76%

(1) The index returns do not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts.  A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available.  The Acquiring Fund will assume the performance history of the Acquired Fund at the closing of its Reorganization.

3. Reorganization of Harvest Bond Fund into Victory Harvest Bond Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

Harvest Bond Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of sale proceeds or the original offering price)	None	None

Victory Harvest Bond Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Harvest Bond Fund (Current)
(Acquired Fund)

	Investor Class	Institutional Class
Management Fees	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.12%
All Remaining Other Expenses	38.10%	14.93%
Total Other Expenses	38.21%	15.05%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(2)	38.98%	15.57%
Fee Waiver/Expense Reimbursement(2)	(37.95)%	(14.78)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.03%	0.79%

Victory Harvest Bond Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class Y
Management Fees	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(3)
Interest Expense	0.11%	0.12%
All Remaining Other Expenses	5.08	4.39
Total Other Expenses	5.19	4.51
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(4)	5.69%	5.03%
Fee Waiver/Expense Reimbursement(4)	(4.93)%	(4.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.03%	0.79%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquiring Fund if these shares are sold within 18 months of purchase.  A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. However, no deferred sales load will be imposed on the shares of the Acquiring Funds issued directly in connection with the Reorganizations.

(2)  Harvest Volatility Management has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) to 0.60% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to Harvest Volatility Management’s recoupment rights. Harvest Volatility Management is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

(3)  “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(4)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Y shares of the Fund (excluding certain items such as acquired fund fees and expenses, interest, taxes and brokerage commissions) do not exceed 0.85%, and 0.60%, respectively, until at least March 31, 2021. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated).  These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above.  These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. The examples do not reflect any front-end sales or deferred sales charges (loads) since those will not apply to shares received in the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Harvest Bond Fund (Current) (Acquired Fund)
Investor Class	$105	$5,912	$8,976	$11,707
Institutional Class	$81	$3,004	$5,385	$9,581
Victory Harvest Bond Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$303	$1,038	$2,277	$5,271
Class Y	$81	$711	$1,803	$4,529

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance.  No portfolio turnover information is included here for the Victory Harvest Bond Fund because the Victory Harvest Bond Fund has not yet commenced investment operations, but the Victory Harvest Bond Fund is expected to have a portfolio turnover rate similar to that of the Harvest Bond Fund.  During the most recent fiscal period, the Harvest Bond Fund’s portfolio turnover rate was 0% of the average value of the Fund’s portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund’s investment objective is to seek investment results that generally correspond to the total return performance of bonds while generating incremental income.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team for the Victory Harvest Bond Fund, which will continue to implement the same strategy as it pursues for the Harvest Bond Fund.  The team will invest in a portfolio of U.S. fixed-income securities and bond index exchange-traded funds (“ETFs”) with a high portfolio correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the Bloomberg Barclays U.S. Aggregate Bond Index.

The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases.  The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the bond market returns generated by the Victory Harvest Bond Fund’s Core Investments.

Under normal circumstances, the Victory Harvest Bond Fund invests at least 80% of its assets in bonds, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in bonds), included in the Bloomberg Barclays U.S. Aggregate Bond Index (i.e., Core Investments).  Any derivatives counted towards the Victory Harvest Bond Fund’s 80% policy will be valued at market value.  The investment team intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Victory Harvest Bond Fund, the constituent securities of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, US dollar-denominated, fixed-rate taxable bond market, which includes U.S. Treasury obligations, government-related and corporate securities, and mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

Like the Harvest Bond Fund, the Victory Harvest Bond Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in bonds.

See More About the Funds’ Investment Strategy and Principal Risks below and Exhibit B for more detail about the Victory Harvest Bond Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Victory Harvest Bond Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to be:

•      Options Risk

•      Derivatives Risk

•      Leverage Risk

•      Counterparty Risk

•      Debt Securities Risk

•      Liquidity and Valuation Risk

•      Market Risk

•      Active Trading Risk

•      Management Risk

•      New Fund Risk

•      Commercial Paper Risk

•      Other Investment Company Risk

•      U.S. Government Securities Risk

See More About the Funds’ Investment Strategy and Principal Risks for a detailed description of each of these risks.

There is no guarantee that the Victory Harvest Bond Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Victory Harvest Bond Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

The Victory Harvest Bond Fund will have the same investment management team that manages the Harvest Bond Fund currently. The team members who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Harvest Volatility Management) are:

•                  Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager;

•                  Curtis F. Brockelman, Jr., Managing Partner;

•                  Michael Zigmont, CFA, Partner; and

•                  Tim Knowles, Managing Director.

This team has managed the Harvest Bond Fund since it commenced operations (December 2017).

See Exhibit C for information about the members of the Harvest Bond Fund’s investment management team.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund.  The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Acquired Fund’s inception.  The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index.  Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.  For the Acquired Fund’s most current performance information, log on to www.hvmfunds.com or call 1-844-434-4838.

Calendar Year Returns — Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 0.62% in Q2 2018 and the lowest quarterly return was -4.09% in Q4 2018.

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-6.39%	-6.09%
Returns After Taxes on Distributions	-6.88%	-6.56%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.78%	-4.83%
Investor Class Shares
Returns Before Taxes	-6.58%	-6.27%
Bloomberg Barclays U.S. Aggregate Bond Index(1)	0.01%	0.08%

(1) The index returns do not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts.  A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your shares through a tax- deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available.  The Acquiring Fund will assume the performance history of the Acquired Fund at the closing of its Reorganization.

More About the Funds’ Investment Strategy and Principal Risks

As described above, each of the Acquiring Funds, like each corresponding Acquired Fund, utilizes the same Collateral Yield Enhancement Strategy.  To implement the Collateral Yield Enhancement Strategy, each Acquiring Fund utilizes a strategy involving option spreads.  Generally, an Acquiring Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates.  Each Acquiring Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Acquiring Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The investment team’s goal is to structure the Acquiring Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Acquiring Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by the Acquiring Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Acquiring Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Acquiring Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Acquiring Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Acquiring Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Acquiring Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Acquiring Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns.  Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Acquiring Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

See Exhibit B for additional information about the Acquiring Funds’ strategies and techniques.

PRINCIPAL RISKS

An investment or type of security specifically identified in the Prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program. The Funds may use the investments or strategies discussed above to different degrees, and, therefore, may be subject to the risks described below to different degrees.

•                  Active Trading Risk — The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

•                  Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities and commercial mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

•                  Commercial Paper Risk — The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper.

•                  Counterparty Risk — Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

•                  Debt Securities Risk — Investments in debt securities, including bonds, subject the Fund to the risk that the value of these securities overall will decline because of rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in debt securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

•                  Derivatives Risk — The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price.   Some of the derivatives in which the Fund invests are considered speculative.

•                  Equity Securities Risk—The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

•                  Interest Rate Risk—Generally, the value of fixed-income securities changes inversely with changes in interest rates. As interest rates rise, the market value of fixed-income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed-income securities tends to increase. This risk is greater for securities with longer durations.

•                  Issuer-Specific Risk—Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

•                  Leverage Risk — Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. Liquidity and Valuation Risk. The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

•                  Liquidity and Valuation Risk—The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The liquidity of the Fund’s investments can change dramatically over time. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

•                  Management Risk — The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

•                  Market Risk — The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

•                  New Fund Risk — The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

•                  Options Risk — Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these options strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

•                  Other Investment Company Risk — To the extent the Fund invests in other investment companies, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. Other investment companies may include ETFs.  ETFs are subject to special risks, including:  An ETFs shares are traded on an exchange and are bought and sold on the secondary market at market prices. The shares may trade at a premium or discount to NAV; and as a result, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. An ETF’s shares also face the risks of disruptions to creations and redemptions, and extreme volatility in their market price. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. An ETF’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the exchange.

•                  U.S. Government Securities Risk — Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSAL

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange rights.  Please see Exhibit C for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:

•                  Class A shares of the Acquiring Funds will be subject to a front-end sales charge and may be subject to a CDSC.  However, these charges will not apply to shareholders who receive Class A shares as part of the Reorganization or to subsequent investments in Class A shares.

•                  Institutional Class shares of the Acquired Funds are subject to a minimum investment amount of $25,000.  The minimum investment amount of Class Y shares of the Acquiring Funds is $1 million. However, the $1 million investment minimum will not apply to Institutional Class shareholders of the Acquired Funds who receive Class Y shares in connection with the Reorganizations.

Jurisdiction of Organization

Both the Acquired Funds and the Acquiring Funds are structured as open-end management investment companies organized as series of Delaware statutory trusts.  Please see Exhibit D for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The Board of each Fund has approved the Agreement, a copy of which is attached to this combined prospectus/proxy statement as Exhibit A.  The following is a summary of certain terms of the Agreement:

•                  Each Reorganization is expected to be effective on or about April 1, 2019, subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing.  However, following such approvals, each Reorganization is expected to occur as soon as is conveniently practicable.

•                  On the closing date of each Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Reorganization Shares to the Acquired Fund.  The value of each Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement.  The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction.  The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund.  As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, and the number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including, among other things:

•                  The Transaction between Harvest Volatility Management and Victory Capital closes.

•                  The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Agreement are true and correct as of the Closing Date.

•                  The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Agreement are true and correct as of the Closing Date.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•                  A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•                  The shareholders of the Acquired Fund will have approved the Agreement by a vote of a majority of the outstanding voting securities.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Reorganization Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Acquired Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the closing thereof; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund; by a failure of any condition precedent to the terminating Fund’s obligations under the Agreement; by any judgment, injunction, order, ruling or decree or any other action restraining, enjoining or otherwise prohibiting the Agreement or any Reorganization by any governmental authority of competent jurisdiction.  In the event of a termination, Harvest Volatility Management and Victory Capital will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Shearman & Sterling LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•                  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•                  No gain or loss will be recognized by the Acquired Fund (1) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (2) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

•                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares.

•                  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•                  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

•                  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

•                  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

•                  An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

•                  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

Each opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service (the “IRS”) or a court would agree with Shearman & Sterling LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts.  If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund generally would recognize a taxable gain or loss for federal income tax purposes equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Reorganization Shares he or she received.  Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Acquired Fund may be sold at any time before or after the Reorganization in connection with its Reorganization (or in certain cases, in connection with a change in investment strategy expected to occur in connection with its Reorganization).  It is not anticipated that such sales will be significant.  The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale.  Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends

(to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The ability of each Acquiring Fund to carry forward capital losses (if any) of its corresponding Acquired Fund and to use such losses to offset future gains is not expected to be limited as a direct result of the Reorganizations.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganization.

Board Deliberations Regarding the Proposals

The Harvest Volatility Edge Trust Board

In September 2018, the Board of Harvest Volatility Edge Trust (the “Harvest Board”) was notified that the parent company of Victory Capital had entered into an agreement to acquire Harvest Volatility Management from its current shareholders, including its parent company and certain investment professionals and employees of Harvest Volatility Management who hold equity in Harvest Volatility Management (the “Transaction”). As described more fully below, the Transaction would involve the Reorganization of each Acquired Fund with and into a newly-created Acquiring Fund with substantially identical investment objectives and principal investment strategies and subject to substantially identical principal risks and fee and expense structure as the Acquired Fund. In advance of its December 11, 2018 Board meeting (the “December Meeting”), the Independent Trustees of the Harvest Board submitted a comprehensive questionnaire and supplemental questions to Victory Capital. At that meeting, they also met separately with the independent chair of the Board of Victory Portfolios and a senior executive of each of Victory Capital and Harvest Volatility Management to receive additional information about each Reorganization and to ask and receive responses to questions.

The Harvest Board received  information relating to a number of important considerations favoring the Reorganizations, including, among others, the benefit to Acquired Fund shareholders from the reputation, financial strength and resources of Victory Capital; the fact that the investment objectives and principal investment strategies and risks of each Acquiring Fund would be substantially identical to its corresponding Acquired Fund; the representation that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Funds and their shareholders as a result of the Reorganizations; the access to Victory Capital’s distribution capabilities, which may create the potential for asset growth; the potential for increased economies of scale from operational efficiencies within a larger fund complex; the anticipated tax-free nature of each Reorganization; the representation that each Reorganization will occur at the NAV of each entity and therefore will not dilute the interests of Acquired Fund shareholders; and the fact that the management fee rate and annual fund operating expense ratio of each Acquiring Fund, on a net basis, will be the same as its corresponding Acquired Fund for at least two years after the close of the Transaction.

As part of their evaluation of each proposed Reorganization, the Independent Trustees of the Harvest Board reviewed and discussed at the December Meeting the significant amount of information received from Victory Capital. This included information about, among other things, the creation of the Acquiring Funds as new shell series of Victory Portfolios into which the corresponding Acquired Funds would reorganize; the proposed fee and expense structure of the Acquiring Funds; the potential for diversification and economies of scale as a result of or following the Reorganizations; and the investment personnel expected to be primarily responsible for the day-to-day management of the Acquiring Funds (as is described in more detail below).  The Independent Trustees had an opportunity to discuss this information with the representative from Victory Capital as they considered appropriate. Throughout this process, the Independent Trustees consulted on numerous occasions with independent legal counsel to the Independent Trustees.

At the December Meeting, the Harvest Board, including all of the Independent Trustees, discussed each proposed Reorganization and its impact on shareholders and considered and unanimously approved the Agreement and Plan of Reorganization. The Harvest Board determined that each Reorganization was in the best interests of the applicable Acquired Fund and that the interests of existing shareholders of each applicable Acquired Fund would not be diluted as a result of the Reorganization.

The Harvest Board’s determinations were based on a comprehensive evaluation of the information provided to them. During their review, the Harvest Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Harvest Board considered broader issues arising in the context of the Transaction, its determinations with respect to each proposed Reorganization were made on a fund-by-fund basis. Set out below is a brief summary of the Harvest Board’s considerations of a number of the most important, but not necessarily all, of the factors considered by the Harvest Board, including the Independent Trustees.

•                  Investment Matters.

Investment Objectives, Principal Investment Strategies and Risks. The Harvest Board considered that each Acquired Fund would be reorganized into a new shell series of Victory Portfolios. They noted that the investment objectives and principal investment strategies and risks of each Acquiring Fund are substantially identical to its corresponding Acquired Fund.

Investment Personnel. The Harvest Board further considered Victory Capital’s representations that Victory Capital intends to employ the Acquired Funds’ current investment management team to manage the Acquiring Funds.

Fundamental and Non-Fundamental Investment Policies.  The Harvest Board considered that the fundamental and non-fundamental investment policies of the Acquiring Funds will be materially the same as those that apply to the Acquired Funds.

Investment Performance and Performance Oversight. The Harvest Board considered that each Acquiring Fund will adopt the historical performance record of its corresponding Acquired Fund. The Harvest Board also considered the processes and analyses that Victory Capital will employ to monitor and determine the adequacy of fund performance.

•                  Reputation, Financial Strength and Resources of Victory Capital.

The Harvest Board considered information provided with respect to the reputation, financial strength and resources of Victory Capital.  In evaluating the resources of Victory Capital and the rationale for the Reorganizations, the Harvest Board took into account Harvest Volatility Management’s belief that the Acquired Funds should benefit from an organization of Victory Capital’s size and scale, as well as from Victory Capital’s range of services and products.  The Harvest Board also discussed and considered information it received from Victory Capital’s representatives regarding a pending acquisition of a large asset management company by Victory Capital Holdings, Inc. and the impact such acquisition is expected to have on Victory Capital’s resources and infrastructure.

•                  Fee and Expense Structures.

Fee Structure. In addition to their consideration of investment matters, the Harvest Board examined the expected impact of the Reorganizations on the Acquiring Funds’ fees and expenses. The Harvest Board considered that each Acquiring Fund has been organized with the same management fee structure as that of the corresponding Acquired Fund.

The Harvest Board also took into account representations from Victory Capital that the services to be provided to the Acquired Funds will not change and it does not expect any material change in the expenses to be incurred by an Acquiring Fund as compared to those currently incurred by the corresponding Acquired Fund.  As each Acquiring Fund is proposed to have the same management fee and expense limitation structure (as discussed below) as its corresponding Acquired Fund, for a period of at least two years after the close of a Reorganization, shareholders are not expected to experience any increase in the management fee and total net expense ratio following the close of the Reorganization.

Expense Limitations. The Harvest Board took into account Victory Capital’s contractual commitment to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following a Reorganization, such Acquiring Fund’s total net expenses will not exceed the levels that apply under Harvest Volatility Management’s current contractual expense limitation in place for the Acquired Fund.  The Harvest Board noted that an Acquiring Fund’s total operating expenses could increase after the two-year period unless Victory Capital continues its expense limitation agreement.

•                  Victory Capital’s Distribution Capabilities and Economies of Scale.

The Harvest Board considered that access to Victory Capital’s distribution capabilities may create the potential for increased asset growth.  In addition, the Harvest Board also considered that the Acquired Funds may benefit from the potential for increased economies of scale from operational efficiencies within a larger fund complex.

•                  Compliance and Risk.

The Harvest Board had an opportunity to review information provided by Victory Capital with respect to Victory Capital’s compliance policies and procedures and risk programs, including the two most recent annual reports of the Chief Compliance Officer. In addition, Victory Capital responded to questions about the occurrence and status of regulatory examinations within the past two calendar years.

•                  Tax Considerations.

The Harvest Board considered the relative tax impacts of the reorganizations on the Acquiring Funds and their shareholders. Each Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and will not take place unless an opinion of counsel is provided to that effect. Assuming each Reorganization so qualifies, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares). The Harvest Board considered that a Reorganization would not directly affect the ownership of an Acquired Fund and was not expected to have any effect on the size or expiration schedule of the Acquired Fund’s capital loss carryforwards, and that, as a result, the Reorganization was not expected to affect either the ability of the corresponding Acquiring Fund to take advantage of such capital loss carryforwards or the size of the unrealized and realized gains and losses of the Acquired Fund.

•                  Costs and Expenses of the Reorganizations.

The Harvest Board considered that the Agreement and Plan of Reorganization provides that Victory Capital and Harvest Capital Management will bear the costs and expenses of the Acquired Funds and Acquiring Funds with respect to the Reorganizations, including, among others, costs or expenses associated with obtaining Board and shareholder approval and proxy solicitation expenses and legal fees.  The Harvest Board further considered that, in the event of a termination of a Reorganization, Victory Capital and Harvest Capital Management will bear the costs and expenses of the Acquired Funds and Acquiring Funds with respect to the Reorganization.

•                  Governance.

The Harvest Board considered information regarding the governance of Victory Portfolios and its oversight by the trustees of the Acquiring Funds’ Board. The Independent Trustees of the Harvest Board met with the independent chairman of the Acquiring Funds’ Board and asked and received responses regarding matters concerning the Acquiring Funds’ Board, including, among others, the experience and expertise of the members of the Board, the Board’s composition and committee structure, and the Board’s oversight processes with respect to fund expenses, performance and compliance.

Conclusion

The Independent Trustees of the Harvest Board, by unanimous vote, concluded that, based upon the factors and determinations summarized above, each Reorganization is in the best interests of each Acquired Fund and its shareholders.

The Victory Portfolios Board

In addition to the approval of the Board of Harvest Volatility Edge Trust, the Board of Victory Portfolios also separately met to consider information provided by Harvest Volatility Management and Victory Capital concerning the Funds, the Transaction and the proposed Reorganizations.  The Board, including the independent trustees thereof, also unanimously determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The Board of Harvest Volatility Edge Trust unanimously recommends that shareholders of each Acquired Fund approve (i.e., vote FOR) the proposed Agreement.

For each Acquired Fund, the Reorganization Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act.  A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Agreement is not approved for an Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund.  The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would occur on or about April 1, 2019.

Agreement Between Harvest Volatility Management and Victory Capital Regarding the Reorganizations

On September 24, 2018, Harvest Volatility Management and Victory Capital announced that Victory Capital’s parent company, Victory Capital Holdings, Inc. (“Victory Holdings”), intends to acquire Harvest Volatility Management as a result of the Transaction.  Pursuant to a Purchase Agreement (“Purchase Agreement”) dated that same date, entered into among Victory Holdings and Harvest Volatility Management and the members of Harvest Volatility Management and their representatives, Harvest Volatility Management will merge into Victory Capital and Victory Capital will own substantially all of the assets related to Harvest Volatility Management’s business of providing investment advisory and investment management services to the Acquired Funds, including the books and records relating to the Acquired Funds and the investment performance of each Acquired Fund. Curtis F. Brockelman, Jr. is an officer and Trustee of the Harvest Volatility Edge Trust as well as Managing Partner of Harvest Volatility Management.  He and his family members have an equity interest in Harvest Volatility Management.  Accordingly, Mr. Brockelman and his family members would receive a material monetary benefit from the closing of the Transaction that reflects this pro rata interest in Harvest Volatility Management.

The closing of the Transaction, which is expected to be effective on or about April 1, 2019, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing at least 80% of Harvest Volatility Management’s investment advisory fee revenue as of an agreed-upon base date.  The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction.  Upon closing of the Transaction, the investment professionals and key employees of Harvest Volatility Management are expected to become employees of Victory Capital.

Under the Purchase Agreement, Harvest Volatility Management and Victory Capital have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f). First, for three years after the close of the Transaction, at least 75% of Victory Portfolios’ Board of Trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, for two years following the close of the Transaction, there may not be imposed an “unfair burden” on the Funds as a result of such Transaction, or any express or implied terms, conditions, or understandings applicable thereto. For purposes of satisfying the no “unfair burden” condition of Section 15(f), Victory Capital has proposed to enter into an expense limitation agreement with respect to each Victory Harvest Fund for at least two years following close of the Reorganizations that will ensure the net expenses associated with investing in the Victory Harvest Funds are the same as or lower than the net expenses associated with investing in the Harvest Funds as of October 31, 2018.

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction.  The client revenue condition for the closing of the Transaction effectively means that even if an Acquired Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other

Acquired Funds do not approve their respective Reorganization and/or if enough private fund or account clients of Harvest Volatility Management do not provide their consent.  If the Transaction is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Harvest Volatility Management as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Harvest Volatility Management will terminate by its terms and in accordance with the 1940 Act.  At that point, the Board of Harvest Volatility Edge Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approving an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Comparison of Investment Advisers and Investment Advisory Fees

About Harvest Volatility Management, LLC

Harvest Volatility Management, located at 420 Lexington Ave., Suite 2620, New York, NY 10170, is the Acquired Funds’ investment adviser. The Adviser is a Delaware limited liability company and an investment adviser registered with the SEC since 2008. The Adviser provides discretionary investment advisory services to a range of clients, including private clients, foundations, endowments and institutional investors. As of December 31, 2018, Harvest Volatility Management had approximately $10.5 billion of assets under management, all of which it managed on a discretionary basis.

For the advisory services provided and expenses assumed by it under an Investment Advisory Agreement, Harvest Volatility Management receives an annual fee from each Acquired Fund which is accrued daily and paid monthly (or more frequently).  The table below sets forth (1) the advisory fee rate payable by each Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by each Acquired Fund during the fiscal year ended October 31, 2018 after expense limitations and fee waivers.

Acquired Fund	Advisory Fee Rate Under Investment Advisory Agreement (as a Percentage of each Fund’s Average Net Assets)	Net Advisory Fee Rate Paid During Most Recent Fiscal Year (as a Percentage of each Fund’s Average Net Assets)
Harvest Absolute Fund	0.65%	0.65%
Harvest Equity Fund	0.55%	0.55%
Harvest Bond Fund	0.45%	0.45%

(1) Net Advisory Fee Rate Paid reflect the effects of any expense limitations and fee waivers by Harvest Volatility Management in effect during the year.

A discussion regarding the basis for the Harvest Volatility Edge Trust Board’s approval of the advisory agreements for the Acquired Funds is available in the Acquired Funds’ semi-annual reports to shareholders for the fiscal period ended April 30, 2018.

About Victory Capital Management Inc. Victory Capital will serve as the investment adviser to each of the Acquiring Funds.  Victory Capital is a New York corporation registered as an investment adviser under the Investment Advisers Act of 1940.  Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Portfolios.  As of December 31, 2018, Victory Capital managed or advised assets totaling approximately $52.7 billion for individual and institutional clients.  Victory Capital’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Under its Investment Management Agreement with Victory Portfolios on behalf of the Acquiring Funds, Victory will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund.  For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquired Funds:

Acquiring Fund	Annual Fee (as a Percentage of Daily Net Assets)
Victory Harvest Absolute Fund	0.65%
Victory Harvest Equity Fund	0.55%
Victory Harvest Bond Fund	0.45%

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least two years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of each class of shares of each Acquiring Fund to maintain the total net annual operating expenses of such class (excluding any acquired fund fees and expenses, dividend and interest expenses on short sales, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) at a level that will be no higher than they are under the current Harvest Volatility Management Expense Limitation Agreement or, in the absence of such an Agreement, as of October 31, 2018.  See “Comparison of Current and Pro Forma Expenses” in each Acquired Fund’s proposal for more details on Victory Capital’s Expense Limitation Agreement.

A discussion regarding the basis for the Victory Portfolios Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next shareholder report following the close of the Reorganizations.

Manager of Managers Structure — Victory Funds

Victory Portfolios and a predecessor to Victory Capital received an exemptive order from the SEC that permits Victory Capital, subject to the approval of the Victory Portfolios Board, to appoint or replace certain unaffiliated sub-advisers to manage all or a portion of a Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain unaffiliated sub-advisers without obtaining shareholder approval (the “Victory Order”).  Under the terms of the Victory Order, the manager of managers structure applies to sub-advisers that are not affiliated with the Acquiring Funds or Victory Capital.

Pursuant to the Victory Order, Victory Capital, with the approval of the Victory Portfolios Board, would have the discretion to terminate any unaffiliated sub-adviser and allocate and reallocate an Acquiring Fund’s assets among Victory Capital and any other unaffiliated sub-advisers.  Victory Capital, subject to oversight and supervision by the Victory Portfolios Board, has responsibility to oversee any sub-adviser to an Acquiring Fund and to recommend, for approval by the Victory Portfolios Board, the hiring, termination and replacement of sub-advisers for an Acquiring Fund.  In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance.  Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund.  In the event that Victory Capital hires a new sub-adviser pursuant to the multi-manager structure, the Victory Fund will provide shareholders with information about the new sub-adviser and sub-advisory agreement within 60 days.

Victory Capital has applied for a new exemptive order (“New Victory Order”) that is substantially similar to the relief in the current Victory Order except that, if granted, it would (1) allow Victory Capital to appoint or replace sub-advisers that are affiliated with the Acquiring Funds or Victory Capital under certain circumstances and (2) allow Victory Capital to rely on the relief to operate in a “master-feeder” structure.  Victory Capital intends to rely on the New Victory Order once granted in the event that it appoints or replaces any sub-advisers for the Acquiring Funds in the future, although it does not presently intend to do so.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS

Service Provider	Acquired Funds	Acquiring Funds
Distributor	ALPS Distributors, Inc.	Victory Capital Advisers, Inc.
Administrator/Fund Accountant	ALPS Fund Services, Inc.	Victory Capital Management Inc.
Sub-Administrator/Sub-Fund Accountant	N/A	Citi Fund Services Ohio, Inc.
Custodian	UMB Bank, N.A	Citibank, N.A.
Transfer Agent	ALPS Fund Services, Inc.	FIS Investor Services LLC
Independent Auditors	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting.  Shareholders of record of each Acquired Fund on January 31, 2019 (the “Record Date”) are entitled to vote at the Meeting.  With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held.  All share classes of an Acquired Fund will vote together as one class on the Acquired Fund’s proposed Reorganization.  The total number of shares of each class of each Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.

	Investor Class	Institutional Class	Total
Harvest Absolute Fund	11,858.67	955,728.555	967,587.225
Harvest Equity Fund	12,256.199	103,562.896	115,819.095
Harvest Bond Fund	12,271.588	95,952.238	108,223.826

Shareholder Approval.  Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of each Acquired Fund, as such phrase is defined in the 1940 Act.  The “vote of a majority of the outstanding voting securities” means:  the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Shareholder Instructions.  The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting.  To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) and/or voting instruction card(s), as applicable, following the instructions printed on the card.  You may also record your vote via the Internet or telephone.  To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website.  To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of AST, if their proxy card(s) and/or voting instruction card(s) have not yet been received.  Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the AST representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of Internet availability in the mail.  If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to AST, then the AST representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card or voting instruction card and ask for the shareholder’s instructions on the proposals, as applicable.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  AST will record the shareholder’s instructions on the applicable card.  If your vote is taken over the telephone by a AST representative you will be sent a letter to confirm your instructions.  If your instructions are not correctly reflected in the confirmation letter, call AST immediately for assistance.  Shareholders can call AST with any additional questions at (800) 290-6424.

Manner of Voting Proxies; Quorum.  Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by Harvest Volatility Edge Trust to act as inspectors of election for the Meeting.  The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast.  In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote.  For purposes of each proposal, abstentions and “broker non-votes” will have the same effect as a vote against the proposal.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card or otherwise votes without actually voting on such proposal.  Harvest Volatility Edge Trust may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

For each Acquired Fund, one-third (33-1/3%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting of shareholders.

Shareholder Proxies.  If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting.  If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions.  If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of each proposal for which the shareholder is entitled to vote.  Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received.  Not all proposals affect each Acquired Fund, and shareholders of an Acquired Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Acquired Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call (800) 290-6424 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder’s Proxy.  Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

Simultaneous Meetings.  The meeting for each Acquired Fund will be held simultaneously with the meeting for each other Acquired Fund, with each proposal being voted on separately by the shareholders of the relevant Acquired Fund.  If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Acquired Fund’s meeting to a time after the Meeting so that a meeting for that Acquired Fund may be held separately.  If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies.  The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible.  Victory Capital and Harvest Volatility Management have retained, at their expense, AST to assist in printing and mailing the prospectus/proxy statement materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $1,250.

Shareholder Proposals.  The Acquired Funds do not hold annual meetings of shareholders.  Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials.  The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal.  Shareholders of the Acquired Funds do not have appraisal or dissenters’ rights under the organizational documents of the Harvest Volatility Edge Trust.

Other Business.  The Board of Harvest Volatility Edge Trust does not know of any matters to be presented at the Meeting other than the Reorganizations.  However, if any other matters properly come before the Meeting, it is the Board of Harvest Volatility Edge Trust’s intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment.  If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment.  If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders.  For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting.  The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal.  They will vote against any such adjournment those shares they are required to vote against such proposal.  The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

The Meeting also may be adjourned by the Chairman of the Meeting, one or more times for any reason and as to one or more proposals regardless of whether action has been taken on other matters.  In this case, no shareholder vote is required.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations.  Only pro forma capitalization information is shown for the Acquired Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations.  The following table shows the capitalization as of October 31, 2018 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures.

 Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund*

Fund	Net assets	Net asset value per share	Shares outstanding
Harvest Absolute Fund (Current) (Acquired Fund)
Investor Class	116,801.55	9.87	11,831.00
Institutional Class	9,776,440.99	9.87	990,934.00
Total	9,893,242.53		1,002,765.00
Victory Harvest Absolute Fund (Pro Forma) (Acquiring Fund)
Class A	116,801.55	9.87	11,831.00
Class Y	9,776,440.99	9.87	990,934.00
Total	9,893,242.53		1,002,765.00
Harvest Equity Fund (Current) (Acquired Fund)
Investor Class	118,838.30	9.79	12,138.00
Institutional Class	982,232.97	9.81	100,146.00
Total	1,101,071.27		112,284.00
Victory Harvest Equity Fund (Pro Forma) (Acquiring Fund)
Class A	118,838.30	9.79	12,138.00
Class Y	982,232.97	9.81	100,146.00
Total	1,101,071.27		112,284.00
Harvest Bond Fund (Current) (Acquired Fund)
Investor Class	110,935.01	9.10	12,192.00
Institutional Class	902,163.53	9.48	95,205.00
Total	1,013,098.54		107,397.00
Victory Harvest Bond Fund (Pro Forma) (Acquiring Fund)
Class A	110,935.01	9.10	12,192.00
Class Y	902,163.53	9.48	95,205.00
Total	1,013,098.54		107,397.00

* Assumes the Reorganizations were consummated on October 31, 2018 and is for informational purposes only.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit E sets forth certain additional information regarding the persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund, as of the Record Date.

As of the Record Date, the officers and trustees of each Acquired Fund owned outstanding shares of the Acquired Funds as follows:

Harvest Absolute Fund — Investor Class: 86%

Harvest Absolute Fund — Institutional Class: 6%

Harvest Equity Fund — Investor Class: 42%

Harvest Equity Fund — Institutional Class: 43%

Harvest Bond Fund — Investor Class: 43%

Harvest Bond Fund — Institutional Class: 47%

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this prospectus/proxy statement (other than a single share of each Acquiring Fund issued to Victory Capital for approval of certain organizational matters).

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds’ October 31, 2018 Annual Report to shareholders are attached hereto as Exhibit F.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the prospectus/proxy statement.  For this reason, no financial highlights of the Acquiring Funds are included herein.  Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], by and among Victory Portfolios, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series portfolio set forth on Schedule A (each, an “Acquiring Fund”), and Harvest Volatility Edge Trust, a Delaware statutory trust (the “Acquired Trust”), on behalf of each series portfolio set forth on Schedule A (each, an “Acquired Fund”), and, for purposes of Section 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and Harvest Volatility Management, LLC (“HVM”).  The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement.  Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of:

1)                                     the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares of the Acquiring Fund (“Class A Acquisition Shares”) and Class Y shares of the Acquiring Fund (“Class Y Acquisition Shares” and, collectively with the Class A Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, $0.001 par value per share, of the Acquiring Fund;

2)                                     the assumption by the Acquiring Fund of all of the Liabilities (as hereinafter defined) of the Acquired Fund; and

3)                                     the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of, as applicable, each of the Class A Acquisition Shares pro rata to each of the Investor Class shareholders of the Acquired Fund and each of the Class Y Acquisition Shares pro rata to each of the Institutional Class shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1                               Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)                                 The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)                                 In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund, as applicable, shares of a corresponding class of the Acquiring Fund (including fractional shares of any), having a net asset value equal to the net asset value of, as applicable, the corresponding Acquiring Fund Class, computed in the manner and as of the time and date set forth in Section 2.2., as follows:

Acquired Fund Class	Acquiring Fund Class
Investor	Class A
Institutional	Class Y

and (ii) assume all of the liabilities of the Acquired Fund on the Closing Date (collectively, “Liabilities”).  Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)                                  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute (or cause its transfer agent to distribute) to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of, as applicable, Class A Acquisition Shares and Class Y Acquisition Shares, equal to the total of (i) the number of Investor Class and Institutional Class shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Investor Class and Institutional Class, as applicable, of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares and Class Y Acquisition Shares, as applicable, as of the Closing Date.

1.2.                            The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.                            As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata, as applicable, to its Investor Class shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1; and to its Institutional Class shareholders of record the Class Y Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders.  The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.                            With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired

Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.                            As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation.  As promptly as reasonably practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust’s currently-effective Agreement and Declaration of Trust and Bylaws and applicable law, and its legal existence terminated.  Any reporting responsibility of the Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.                            Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.7.                            At or before the Closing Date, the Acquiring Fund shall redeem one Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of Trustees of the Acquiring Trust determines), to vote on the investment management, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

2.                                      VALUATION.

2.1.                            On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of, as applicable, Class A Acquisition Shares and Class Y Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to, as applicable, the Investor Class and Institutional Class shares, respectively, of the Acquired Fund, less the value of the liabilities of the Acquired Fund attributable to, as applicable, the Investor Class and Institutional Class shares, respectively, of the Acquired Fund, determined as hereafter provided in this Section 2.

2.2.                            The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s currently-effective Trust Instrument and the Acquiring Fund’s then current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.                            The Valuation Date shall be 4:00 p.m. Eastern time [on the business day immediately preceding the Closing Date,] or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4.                            The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund.  The Acquired Fund shall distribute in liquidation, as applicable, the Class A Acquisition Shares and Class Y Acquisition Shares received by it hereunder pro rata to, as applicable, its Investor Class and Institutional Class shareholders, respectively, by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders of record in accordance with written instructions furnished by the Acquired Fund.

2.5.                            The Acquired Fund will make commercially reasonable efforts to pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.                            All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust’s currently-effective Trust Instrument and the Acquiring Fund Prospectus.

3.                                      CLOSING AND CLOSING DATE.

3.1.                            The Closing Date shall be [March 31, 2019, at 12:01 a.m.], or at such other date and time to which the parties may agree.  The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2.                            The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, N.A. as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date.  On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “UMB Bank, N.A. custodian for [•] Fund.”

3.3.                            In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is deemed impracticable by a duly authorized officer of each of the Acquired Trust and the Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.                            At the Closing, the Acquired Fund, or its transfer agent, shall deliver to the Acquiring Fund, or its designated agent, a list of the names and addresses of the Acquired Fund record shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the Acquired Trust on behalf of the Acquired Fund.  The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.                            At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.                                      REPRESENTATIONS AND WARRANTIES.

4.1.                            Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund.  The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                                 The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the currently-effective Agreement and Declaration of Trust of the Acquired Trust and the 1940 Act.

(c)                                  The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s currently-effective Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                                 The Acquired Fund Prospectus conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)                                   No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation.  Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)                                  The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal period ended October 31, 2018, audited by Cohen & Company, Ltd., independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since October 31, 2018.  Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2018, whether or not incurred in the ordinary course of business.

(h)                                 Since October 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business).

(i)                                     As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid.  The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)                                    The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue during the taxable year that includes the Closing Date to meet such requirements at all times through the Closing Date.  The Acquired Fund is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund and claimed for the dividends paid deduction at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)                                 The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)                                     The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time.  The outstanding shares of beneficial interest of the Acquired Fund are divided into, as applicable, Investor Class and Institutional Class shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4.  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)                             The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund and subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(n)                                 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(o)                                 The information relating to the Acquired Trust and the Acquired Fund furnished in writing by the Acquired Trust and the Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(p)                                 As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of prospectuses, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to the Acquired Trust or the Acquired Fund furnished to the Acquiring Trust by the Acquired Trust or the Acquired Fund in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)                                 There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(r)                                    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(s)                                   As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement.  At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of October 31, 2018, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after October 31, 2018, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(t)                                    To the best of the Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.                            Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund.  The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                                 The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Acquiring Trust’s currently-effective Trust Instrument and the 1940 Act.

(c)                                  The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Trust Instrument or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                                 As of the Closing Date, the Acquiring Fund’s current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the

“Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation.  Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)                                   The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)                                  The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations).  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

(h)                                 The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class, except the Initial Share.  As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will be divided into, as applicable, Class A and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i)                                     The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(j)                                    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, as applicable, Class A and Class Y shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the

Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(k)                                 The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)                                     As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)                             There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)                                 The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)                                 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.                                      COVENANTS OF THE PARTIES.

5.1.                            The Acquired Trust and the Acquiring Trust, and the Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.                            The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as reasonably practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the Reorganization as herein provided, including adopting this Agreement, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.                            In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.                            Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5.                            The Acquired Fund shall cause to be timely filed tax returns (taking into account extensions) required to be filed with respect to the Acquired Fund for the taxable year ending on October 31, 2018 and shall cause to be paid any taxes shown as due thereon.  The parties shall reasonably cooperate with each other in connection with the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date.

5.6.                            The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.                            The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s currently-effective Agreement and Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.                            The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.                            The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s duly authorized officer, and a certificate of such officer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since October 31, 2018.

6.3.                            The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Trust Instrument or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.                            All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.                            The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.                            The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.                            The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date.  The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8.                            The Acquiring Fund shall have received a favorable opinion of Dechert LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)                                 The Acquired Trust is a “Delaware statutory trust” validly existing under the laws of the State of Delaware and has power as a Delaware statutory trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the currently-effective Agreement and Declaration of Trust and Bylaws of the Acquired Trust and applicable law.

(b)                                 This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  The Acquired Fund has the power as a series of a Delaware statutory trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)                                 The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s currently-effective Agreement and Declaration of Trust or Bylaws or any provision of any agreement specified in a Certificate of Officer of the Acquired Trust to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound or, result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of the Acquired Trust.

(e)                                  No consent, approval, authorization or order of any State of Delaware or federal governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)                                   The Acquired Trust is registered with the Commission as an investment company under the 1940 Act.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.                            The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.                            The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund at the Closing Date in connection with the transactions contemplated by this Agreement.

7.3.                            All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.                            The Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)                                 The Acquiring Trust is a “Delaware statutory trust” validly existing under the laws of the State of Delaware and has power as a Delaware statutory trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Trust Instrument and the Bylaws of the Acquiring Trust, each as amended, and applicable law.

(b)                                 This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Trust Instrument or Bylaws.

(d)                                 No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)                                  Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A and Class Y shares, as applicable, of beneficial interest in the Acquiring Fund.

7.5.                            The Acquired Fund shall have received a favorable opinion of Shearman & Sterling LLP, as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Shearman & Sterling LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)                                 The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)                                 The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer attached hereto as Exhibit A, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer attached hereto as Exhibit A.

(c)                                  No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)                                 The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.                            This Agreement shall have been approved by a majority of the outstanding voting securities of the Acquired Fund in the manner required by the Acquired Trust’s currently-effective Agreement and Declaration of Trust and Bylaws and the parties shall have received reasonable evidence of each such approval.

8.2.                            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.                            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.                            The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.                            The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.                            The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Shearman & Sterling LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)                                 The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)                                 No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)                                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)                                 The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)                                  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)                                   No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)                                  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)                                 An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)                                     The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.                            At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.                                      BROKERAGE FEES; EXPENSES.

9.1.                            Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.                            As separately agreed between Victory Capital and HVM, Victory Capital and HVM agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.                     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.                     The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

11.                               TERMINATION.

11.1.                     This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.                     In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)                                 With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)                                 A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)                                  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.                     [RESERVED]

11.4.                     In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.                               TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.                               AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.                               NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at  420 Lexington Ave., Suite 2620 New York, New York 10170, Attn: Curtis F. Brockelman, Jr., with a copy to Julien Bourgeois, Dechert LLP, 1900 K Street NW, Washington DC, 20006, or the Acquiring Trust or the Acquiring Fund at 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attn: Christopher K. Dyer, with a copy to Jay G. Baris, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

15.                               MISCELLANEOUS.

15.1.                     The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.                     This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.                     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.                     A copy of the Acquired Trust’s Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law.  This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.                     A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law.  This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8                        It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Acquiring Trust’s Trust Instrument. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such.  Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Acquiring Trust’s Trust Instrument.

15.9                        It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Fund, as provided in the Acquired Trust’s currently-effective Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund and signed by authorized officers of the Acquired Trust, acting as such.  Neither the authorization by the Board of Trustees of the Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquired Trust property of the Acquired Fund as provided in the Acquired Trust’s currently-effective Agreement and Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HARVEST VOLATILITY EDGE TRUST,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:
Name:
Title:

VICTORY PORTFOLIOS,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:
	Name:	Christopher K. Dyer
	Title:	President

For purposes of Section 9.2 only:

VICTORY CAPITAL MANAGEMENT INC.

By:
	Name:	Michael D. Policarpo II
	Title:	Chief Operating Officer

For purposes of Section 9.2 only:

HARVEST VOLATILITY MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

Harvest Volatility Edge Trust Acquired Fund	Victory Portfolio Acquiring Fund
Harvest Edge Absolute Fund	Victory Harvest Premium Absolute Fund
Harvest Edge Equity Fund	Victory Harvest Premium Large Cap Equity Fund
Harvest Edge Bond Fund	Victory Harvest Premium Bond Fund

Sch - A

EXHIBIT B

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND TECHNIQUES

Below is additional information regarding the Acquiring Funds, which is substantially identical to that which applies to the Acquired Funds. All references to a Fund or the Funds in this Exhibit C refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional Information About Strategies and Techniques

The Fund’s investment team pursues each Fund’s investment strategy through a disciplined and systematic investment process combined with active and quantitative management. To implement the Collateral Yield Enhancement Strategy, each Fund utilizes a strategy involving option spreads.  Generally, a Fund enters a spread position by buying and selling equal options of the same class on the same underlying security or index but with different strike prices or expiration dates.  Each Fund constructs relatively short-dated options spreads (i.e., typically initiated one to three months prior to expiration) using a technique called “iron condors,” which are comprised of a call option spread and a put option spread on the same index and generally with the same expiration date and four different strike (exercise or expiration) prices. Each Fund constructs the equity index option structures by writing (selling) a call option on the index at a specified strike (exercise or expiration) price (normally above the current price level of the index at the time of initiation) and simultaneously writing (selling) a put option on the index at a specified strike (exercise or expiration) price (normally below the current price level of the index at the time of initiation). Each Fund will also buy call and put options on the index that are further “out of the money” at the time they are initiated. Through an “iron condor,” the Fund is essentially selling both sides of the index’s potential price path by writing the same number of call and put options and “covering” each written short position with the purchase of further “out of the money” calls and puts, respectively. In effect, the Fund attempts to take advantage of differences in option prices across different expiration months to generate income while attempting to limit downside risk.

Through its Collateral Yield Enhancement Strategy, each Fund intends to obtain investment exposure in excess of its assets in seeking to achieve its investment objective - a form of quantifiable leverage. The Adviser will manage each Fund’s assets in a manner generally designed to result in a Fund’s maximum loss exposure attributable to the Collateral Yield Enhancement Strategy (or “CYES”), under normal circumstances, in the following approximate amounts at any particular time (as a percentage of the Fund’s net assets): Victory Harvest Absolute Fund - 20%; Victory Harvest Equity Fund - 7.5%; and Victory Harvest Bond Fund - 5%. In each case, the Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to quantify and limit the Fund’s exposure and potential loss from the Collateral Yield Enhancement Strategy to the difference between the strike (expiration) price of the written (sold) options and strike (expiration) price of the corresponding purchased options. From time to time, a Fund may purchase call or put options in addition to those purchased as part of an individual “iron condor” structure. Each Fund’s Core Investments present risks to the Fund that are separate from, and in addition to, the risks to the Fund associated with its Collateral Yield Enhancement Strategy. The principal risks of the Funds’ investments are described below.

The following graphic, which depicts an example of an individual “iron condor” structure, is intended for illustration purposes only, is not to scale and relies on certain assumptions, notably with respect to the price level of the index.

The actual features of, and investment results from, a particular “iron condor” structure may vary substantially from those shown. The graphic is not meant to provide an indication or guarantee of future results.

These structures are designed to generate income through premiums received on the written (sold) options and contain risk through the purchase of corresponding further “out of the money” options. Purchasing call and put options reduces the upside and downside risks to the Fund generated by the written (sold) call and put options, respectively, because the Fund, as the option holder (purchaser), will obtain the difference between the strike (exercise or expiration) price of the purchased option and the index price level. For example, in the case of a written (sold) call option, if the price level of the index exceeds the strike (exercise or expiration) price of the option, and thus the Fund is experiencing losses to the extent that such excess (with any multiplier) is greater than the net premiums paid, the Fund would be in a position to exercise a call option, as option holder (purchaser) if the index price level exceeds the strike (exercise or expiration) price of the purchased call option. As a result, a Fund’s potential loss on each option pair is generally limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

An index call option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any appreciation in the price level of the reference index over a fixed price (the strike or expiration price of the call option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index call option expires, the seller is required to deliver an amount of cash determined by the excess, if any, of the price level of the index at contract termination over the strike (exercise or expiration) price of the option. An index call option is “out of the money” when its strike (exercise or expiration) price is above the current price level of the index. A call option that expires “out of the money” is considered worthless.

An index put option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any depreciation in the price level of the reference index below a fixed price (the strike or exercise price of the put option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index put option expires, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the price level of the index at contract termination below the strike (exercise or expiration) price of the option. An index put option is “out of the money” when its strike (exercise or expiration) price is below the current price level of the index. A put option that expires “out of the money” is considered worthless.

The returns of the Collateral Yield Enhancement Strategy are primarily based on the amount of premiums generated by a Fund’s written (sold) options and the expiration of these options as worthless. The Adviser seeks to structure the Funds’ written (sold) options to generate premiums and take advantage of the perceived volatility risk that is priced into options. In general, greater anticipated volatility risk results in higher premium amounts for written (sold) options, which function as a form of protection to the option holder (purchaser). The Adviser also seeks to structure the Funds’ written (sold) options to expire worthless (“out of the money”). As a result, the strategy is expected to be most favorable when the current price level of the S&P 500® Index remains between a written option spread from the date of initiation through expiration; i.e., between the strike (exercise or expiration) prices of the written (sold) call option and the written (sold) put option. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would expire “out of the money” (go unexercised) and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated.

In structuring the Fund’s purchased call and put options, the Adviser seeks to establish appropriate risk parameters for the amount of premium paid in exchange for the applicable option. The expiration dates and strike (exercise or expiration) prices for these options will be based on similar analysis used to write (sell) options for the Fund but will incorporate various additional risk management and mitigation principles based on, among other factors that may be deemed relevant by the Adviser, expected market volatility and expiration dates and option duration. Overall, the returns of the Collateral Yield Enhancement Strategy may be impacted by the purchased options in several ways, primarily the cost of the premiums associated with the purchased options as well as the extent to which the purchased options ultimately expire “in the money” or are exercised to protect the Fund’s written (sold) options from upside or downside risks, as the case may be. The Funds’ options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty, and European-style, which means that the option only can be exercised at the option’s expiration.

In addition, the Adviser seeks to proactively and defensively adjust each Fund’s options positions in seeking to reduce exposure to market volatility and various market risks. For example, the Adviser may seek to opportunistically close out options positions ahead of expiration (assuming return objectives have been achieved or risk management benefits have been depleted). The Adviser seeks to reduce sensitivity of a Fund’s returns to the movements of the S&P 500® Index by staggering position entry and diversifying the Fund’s options across expiration dates and strike (exercise or expiration) prices.

The premium (or income) received by a Fund for writing (selling) options may be invested in fixed-income instruments, cash equivalent instruments, such as U.S. treasury obligations and money market funds, and other similar instruments or pooled investment vehicles for hedging or investment purposes and used to offset the cost of buying the call and put equity index options.

A Fund may invest a percentage of its assets in options for speculative purposes as well as to hedge the exposure generated by its written (sold) options in pursuing its investment objective. It is currently expected that a Fund’s investment program may have the effect of leveraging the Fund, sometimes by a significant amount.

The Adviser may actively trade a Fund’s options positions and, at times, other securities, which may lead to increased management risks and higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your Fund shares are held in a taxable account. In general, the turnover of the Funds’ Core Investments is anticipated to be relatively low.

Non-Fundamental Investment Policies

Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its assets” is treated as net assets plus any borrowings for investment purposes and is measured at the time of investment. This policy may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, will invest. Each of the Victory Harvest Equity Fund and Victory Harvest Bond Fund will invest a portion of its assets in ETFs that invest in similar securities or instruments as the respective Fund. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets as described above.

EXHIBIT C

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below.  The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.

Richard L. Selvala, Jr., is Chief Executive Officer and Portfolio Manager of Harvest Volatility Management. Prior to founding Harvest Volatility Management in 2008, Mr. Selvala was Co-Head of Volaris, Credit Suisse’s volatility management unit with $4 billion of AUM. Prior to Volaris, Mr. Selvala held various senior derivative management and marketing positions at Credit Suisse, UBS and General Motor’s Treasurer’s Office. Mr. Selvala received an MBA from Harvard Business School in 1990 and received a BS in Mechanical Engineering from the University of Michigan in 1985.

Curtis F. Brockelman, Jr., is Managing Partner of Harvest Volatility Management. Prior to founding Harvest Volatility Management in 2008, Mr. Brockelman was the Founder and Managing Partner of Perch Bay Group, LLC and Perch Bay Partners LLC. While at Perch Bay, Mr. Brockelman was the portfolio manager for Perch Bay Partners Sigma 1, LP, a volatility arbitrage hedge fund trading index options. Prior to Perch Bay, Mr. Brockelman was a Senior Vice President of Investments and a partner in “The Brockelman Group” at Salomon Smith Barney for seven years. Mr. Brockelman received a BA in Economics from Duke University in 1991.

Michael Zigmont, CFA, is a Partner of Harvest Volatility Management and has more than 12 years experience in volatility trading, research and structuring. Prior to joining Harvest Volatility Management in 2008, an Equity Options Trader and Quantitative Analyst with Volaris, Credit Suisse’s volatility management unit, he was responsible for risk management of OTC and listed options on $4 billion of client assets. Subsequent to joining Volaris, Mr. Zigmont was a Vice President with Morgan Stanley in the Structured Investments Group and OTC Hedging Desk within the Institutional Equities Division. He holds a B.A. in Engineering Sciences from Dartmouth College and studied at the University of Mainz in Germany.

Tim Knowles, is a Managing Director and Co-Portfolio Manager of Harvest Volatility Management’s Call Writing and Put Writing strategies with eighteen years of experience trading and managing option portfolios. Prior to joining Harvest Volatility Management in 2016, Mr. Knowles was co-head of Credit Suisse Volaris, responsible  for the portfolio management of the two largest strategies and the head marketer. Prior to joining Credit Suisse Volaris in 2004, Mr. Knowles was an options market maker for Tahoe Trading and Botta Capital Management. Mr. Knowles earned a bachelor’s degree in Economics from Duke University.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Funds through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend an Acquiring Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Purchasing & Selling Shares

Victory Portfolios (the “Trust”) is a registered investment company comprised of different funds, including the Acquiring Funds, each having distinct investment management objectives, strategies, risks, and policies.  Together, the Acquiring Funds and other funds of the Trust are referred to in this section as the “Victory Funds.”

Minimum Initial Investments

Shareholders of the Acquired Funds will not be subject to the minimum initial investment amounts as part of the Reorganizations.  Shareholders of the Acquired Funds will be subject to the Acquiring Funds minimum subsequent investment amounts, to the extent the shareholders purchase additional shares of the Acquiring Funds in the future.  The Acquiring Funds’ minimum subsequent investment amounts are the same as the minimum subsequent investment amounts applicable to the corresponding share class of the Acquired Funds.

The minimum initial and subsequent investments for the Acquired Funds and the Acquiring Funds are as follows:

Acquired Funds

Investment Minimums	Investor Class	Institutional Class
Minimum Initial Investment	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.

$25,000 for all accounts. Investors generally may meet the minimum initial investment by aggregating multiple accounts within the Fund. If a shareholder invests through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum.

Minimum Subsequent Investments	$100	None

Acquiring Funds

Investment Minimums	Class A*	Class Y
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investments	$100	None

*For Class A shares a $1,000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

Opening an Account

If you would like to open an account with the Acquiring Funds, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds’ website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make a purchase directly into the Acquiring Funds, make your check payable to the “Victory Funds.” All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third-party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•                  By Mail - To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

•                  By Overnight Mail - Use the following address ONLY for overnight packages:

Victory Funds

c/o FIS TA Operations

4249 Easton Way, Suite 400

Columbus, OH 43219

PHONE: 800-539-3863

•                  By Telephone - If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•                  By Exchange - You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

•                  Via the Internet - If you are a registered user, you may request a purchase of shares through our web site at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

•                  By ACH - Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•                  By Wire - You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire. Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions

Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•                  By Systematic Investment Plan - To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

How to Exchange Shares

The shares of any class of the Acquiring Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

•                  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.

•                  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

•                  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund’s other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Fund’s share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion.

Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs.

Requesting an Exchange

You can exchange shares of the Acquiring Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•                  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•                  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•                  Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Redeem Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

By Telephone - The easiest way to redeem shares of the Acquiring Fund is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•                  Mail a check to the address of record;

•                  Wire funds to a previously designated domestic financial institution;

•                  Mail a check to a previously designated alternate address; or

•                  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail — Use the regular U.S. mail or overnight mail to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•                  Your account registration has changed within the last 15 business days;

•                  The check is not being mailed to the address on your account;

•                  The check is not being made payable to the owner of the account;

•                  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

•                  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

By Wire— If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

By ACH — Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form for the Acquiring Fund, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions

•                  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.

•                  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.

•                  The Fund may suspend your right to redeem your shares in the following circumstances:

•                        During non-routine closings of the NYSE;

•                        When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•                        When the SEC orders a suspension to protect the Fund’s shareholders.

•                  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an “interfund lending program” in reliance on an exemptive order from the SEC.

•                  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

•                  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Comparison of Acquired Funds’ Investor Class and Acquiring Funds’ Class A Shares

Investor Class and Class A shares have similar shareholder eligibility requirements but differ primarily in that purchases of Class A shares of each Acquiring Fund will generally be subject to a front-end sales charge or “load”. Investor Class shares of the Acquired Fund are not subject to such a charge. However, following the Reorganization, former Investor Class shareholders of an Acquired Fund will be exempt from such sales charge on future purchases of the corresponding Acquiring Fund. When buying Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Investor Class and Class A shares are subject to a Rule 12b-1 fee. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances.

Other differences between the Acquired Funds and the Acquiring Funds are reflected in the tables below and on the following pages.

Acquired Funds — Investor Class

There is no front-end sales load or CDSC on Investor Class shares.

Acquiring Funds — Class A

Class A shares are sold at their public offering price, which is the net asset value “NAV” plus any applicable load. The load may be reduced or eliminated for larger purchases, as detailed below. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints”.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory account or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rate and breakpoint levels for Class A shares of the Acquiring Funds are listed below:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	2.00%	2.04%	1.50%	1.50%
$50,000 to $99,999	1.75%	1.78%	1.25%	1.25%
$100,000 to $249,999	1.50%	1.52%	1.00%	1.00%
$250,000 to $499,999	1.25%	1.27%	0.75%	0.75%
$500,000 to $999,999	1.00%	1.01%	0.50%	0.50%
$1,000,000 to $2,999,999	None	None	None	1.00%
$3,000,000 to $4,999,999	None	None	None	0.75%
$5,000,000 or more	None	None	None	0.50%

(1)   If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)   Victory Capital or its affiliates may pay special compensation from time to time.

You may reduce or eliminate the sales charge in a number of ways:

•                  Breakpoint — Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);

•                  Letter of Intent — If you anticipate purchasing $50,000 or more of shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

•                  Right of Accumulation — You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

•                  Combination Privilege — You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;

•                  Reinstatement Privilege — You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;

•                  Waiver — The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

•                        Purchases of $1,000,000 or more;

•                        Purchases by certain individuals associated with the Victory Funds or service providers (see “Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers”);

•                        Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees 35 Choosing a Share Class (continued) or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

•                        Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

•                        Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;

•                        Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

•                        Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);

•                        Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•                        Investors that have an investment account with the Adviser;

•                        Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and

•                        Individuals who reinvest the proceeds of redemptions from Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

Comparison of Acquired Funds’ Institutional Class Shares and Acquiring Funds’ Class Y Shares

Acquired Funds. Institutional Class shares of the Acquired Funds minimum initial investment is generally $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class shares by aggregating multiple accounts within a Acquired Fund. If a shareholder invests in a Acquired Fund through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple client to meet the minimum.

Acquiring Funds. Only Eligible Investors may purchase or exchange into Class Y shares of the Acquiring Funds. Eligible Investors include the following:

•                  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

•                  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;

•                  Brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares in these programs may be required to pay a commission and/or other forms of compensation to the broker;

•                  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;

•                  Investors who purchase through Advisory Programs with an approved financial intermediary; and

•                  Purchases by:

•                        investment advisory clients of the Adviser; or

•                        investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.

How Shares Are Priced

The Fund calculates its share price, called its net asset value (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•                  Trading in the security has been halted;

•                  The market quotation for the security is clearly erroneous due to a clerical error;

•                  The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

•                  An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-5393863 or by visiting the Fund’s website at VictoryFunds.com.

Distributions and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

The policy of the Harvest Edge Absolute Fund and Harvest Edge Bond Fund is to distribute to its shareholders substantially all net investment income on a quarterly basis. The policy of the Harvest Edge Equity Fund is to distribute to its shareholders substantially all net investment income on an annual basis. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, offsetting any capital loss carryovers.

Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically. Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

EXHIBIT D

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart shows the material terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Trust Instrument(1) and By-Laws of the Acquiring Funds.

Policy	Acquired Funds	Acquiring Funds
Shareholder Liability

Shares are deemed to be personal property giving only the rights provided in the Declaration of Trust. Every shareholder by virtue of having become a shareholder is held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a shareholder during the existence of the trust will not operate to terminate the trust, nor entitle the representative of any such shareholder to an accounting or to take any action in court or elsewhere against the trust or the trustees, but entitles such representative only to the rights of such shareholder under this Trust. Ownership of shares does not entitle the shareholder to any title in or to the whole or any part of the trust property or right to call for a partition or division of the same or for an accounting, nor does the ownership of shares constitute the shareholders as partners. Neither the trust nor the trustees, nor any officer, employee or agent of the trust have any power to bind personally any shareholder, nor to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.
In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability but only out of assets belonging to the particular series of which such person is or was a shareholder and from or in relation to which such liability arose.

Shareholder Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

The shareholders have power to vote only (i) for the election or removal of trustees, (ii) with respect to such additional matters relating to the trust as may be required by federal law, including the 1940 Act, and (iii) as the trustees may otherwise consider necessary or desirable in their sole discretion.

On any matters submitted to a vote of the shareholders, all shares of the trust then entitled to vote will be voted in aggregate, except: (a) when required by the 1940 Act, shares will be voted by individual series or

As determined by the trustees without the vote or consent of shareholders (except as required by the 1940 Act), either (i) each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election or removal of trustees, (ii) with respect to any investment advisory contract as required under the 1940 Act, or other law, contract or order applicable to the

(1) In accordance with the terms of the Second Amended and Restated Trust Instrument effective on or about February 27, 2019.

Policy	Acquired Funds	Acquiring Funds

class; (b) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only shareholders of such series will be entitled to vote thereon; and (c) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon. The trustees have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any series or class thereof, to determine, on any matter submitted to a vote of shareholders, either (i) each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount will be entitled to a proportionate fractional vote.

trust, (iii) with respect to an amendment of the Trust Instrument as may be required by law or by the trust’s registration statement filed with the SEC and on any amendment submitted to them, and (iv) with respect to such additional matters relating to the trust as may be required by law, by the Trust Instrument, or by any registration of the trust with the SEC or any state, or as the trustees may consider desirable. Notwithstanding the foregoing, the trustees may take action without a shareholder vote if (i) the trustees have obtained an opinion of counsel that a vote or approval of such action by shareholders is not required under the 1940 Act or any other applicable laws, or any registrations, undertakings, or agreements of the trust known to such counsel, and if the trustees determine that the taking of such action without a shareholder vote would be consistent with the best interests of the shareholders (considered as a group).
There is no cumulative voting in the election of trustees.

On any matter submitted to a vote of shareholders, all shares will be voted separately by individual series, and whenever the trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the trustees in their discretion may determine). The trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.

Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the trustees, upon redemption, shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such shares were entitled to vote had been set on a date prior to the date on which such shares were redeemed. In making a determination as to whether redeemed shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such shares were entitled to vote prior to redemption, subject to applicable federal law including the 1940 Act, the trustees may, among other things, determine that shares redeemed either before or after a date specified by the trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

Shareholder Meetings

There are no annual meetings of shareholders for the election of trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law.

Except as required by federal law including the 1940 Act, shareholders are not entitled to

The Trust Instrument and By-Laws do not address annual shareholder meetings.
Shareholder meetings may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least one tenth of the outstanding shares of the trust entitled to vote.

Policy	Acquired Funds	Acquiring Funds

 call, or to have the secretary call, special meetings of the shareholders. To the extent required by federal law including the 1940 Act, special meetings of the shareholders will be called by the secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the trust issued and outstanding required by federal law including the 1940 Act, provided that (a) such request states the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary will determine and specify to such shareholders.

Shareholder Quorum

Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined votes of all shares of each series or class, or of the trust, as applicable, entitled to vote will be a quorum for the transaction of business at a shareholders’ meeting with respect to such series or class or with respect to the entire trust, respectively.

At all meetings of the shareholders, a quorum being present, the trustees will be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters will be decided by a majority of the votes cast by shareholders present in person or by proxy; provided, that if the Declaration of Trust, the By-laws or applicable federal law permits or requires that shares be voted on any matter by individual series or classes, then a majority of the votes cast by the shareholders of that series or class present in person or by proxy will decide that matter insofar as that series or class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision will control the decision of such matter. There is no cumulative voting for trustees.

One-third of shares outstanding and entitled to vote in person or by proxy as of the record date for a shareholders’ meeting shall be a quorum for the transaction of business at such shareholders’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series of shares shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum.

Prior to the date upon which any meeting of shareholders is to be held, the trustees may postpone such meeting one or more times for any reason by giving notice to each shareholder entitled to vote at the meeting so postponed of the place, date and hour at which such meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with the Trust Instrument.

Any meeting of shareholders may be adjourned one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval, by the chairman of the meeting to another date and time, whether or not a quorum is present. A shareholders’ meeting may be adjourned as to one or more proposals regardless of whether action has been taken on other matters. No notice of adjournment of a meeting to another time or place need be given to shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. Any adjourned meeting may be held at such time and place as determined by the trustees. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. If, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, the secretary shall give notice of the postponed or adjourned meeting to shareholders of record entitled to vote at such meeting. If a quorum is present with respect to any one or more proposals, the chairman of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals.

Except when a larger vote is required by law or by any provision of the Trust Instrument or the By-Laws, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class), voted on the matter in person or

Policy	Acquired Funds	Acquiring Funds
by proxy shall decide that matter insofar as that series (or class) is concerned.

Shareholder Consent

Any action to be taken by shareholders may be taken without a meeting if a majority (or such greater amount as may be required by law) of the total combined votes of all shares entitled to vote on the matter consent to the action in writing. Such written consents shall be filed with the records of shareholders’ meetings. Such written consent shall be treated for all purposes as a vote at a meeting of the shareholders.

Any action taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of shareholders of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders held at the principal place of business of the trust.

Notice to Shareholders of Record Date

The trustees may fix in advance a date up to one hundred and twenty (120) days (or such other number of days as the board of trustees determines in its sole discretion) before the date of any shareholders’ meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.

The secretary or an assistant secretary must call a meeting of shareholders by giving written notice of the place, date and hour, and general nature of the business to be transacted at that meeting not less than ten (10) days (or such other number of days as the board of trustees determines in its sole discretion) before the date of the meeting, to each shareholder entitled to vote at such meeting. Notice of any meeting of shareholders must be (i) given either by hand delivery, telephone, overnight courier, telegram, facsimile, telex, telecopier, electronic mail or other electronic means or by mail, postage prepaid, and (ii) given or addressed to the shareholder at the phone number, address, facsimile number, e-mail address or other contact information of that shareholder appearing on the books of the trust or its transfer agent. Notice must be deemed to have been given at the time when made by telephone, delivered personally, deposited in the mail or with an overnight courier or sent by telegram, facsimile, telex, telecopier, electronic mail or other means of communication. The business to be transacted at any special meeting will be limited to that stated in such notice of the meeting. No notice of any meeting need be given to any shareholder who attends such meeting in person or to any shareholder who waives notice of such meeting (which waiver

Written notice shall be sent, by first class mail or such other means determined by the trustees, at least 10 days prior to the meeting. The trustees may fix in advance a date, not exceeding 90 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.

Policy	Acquired Funds	Acquiring Funds

must be filed with the records of such meeting), whether before or after the time of the meeting. In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the shareholders will not invalidate any action otherwise properly taken at any such meeting.

Shareholder Proxies

At all meetings of the shareholders, every shareholder of record entitled to vote thereat will be entitled to vote either in person or by proxy, which term must include proxies provided by such shareholder, or his duly authorized attorney, through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or oral communication or by any other form of communication, each pursuant to such voting procedures and through such systems as are authorized by the board of trustees or any officer of the trust. Notwithstanding the foregoing, if a proposal is submitted to a vote of the shareholders of any series or class by anyone other than the officers or trustees, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or trustees, shares may be voted only in person or by written proxy. Proxies may be solicited in the name of one or more trustees or one or more officers of the trust.

Shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be exercised by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

Trustee Power to Amend Organizational Document

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the trustees then holding office or (ii) adoption by a majority of the trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment will be effective immediately upon such execution or adoption. No vote or consent of any shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. Any officer of the trust is authorized from time to time to restate the Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof.

The By-laws may only be amended by the trustees of the trust, and no shareholder

The trustees may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a Trust Instrument supplement, or an amended and restated trust instrument; provided that shareholders shall have the right to vote (a) on any amendment as may be required by law or by the trust’s registration statement filed with the SEC and (b) on any amendment submitted to them by the trustees.

Policy	Acquired Funds	Acquiring Funds
vote shall be required for any such amendment.

Termination of Trust

Unless terminated, the trust will continue without limitation of time. The trust may be dissolved at any time by the trustees (without shareholder approval). Any series of shares may be dissolved at any time by the trustees (without shareholder approval). Any class may be terminated at any time by the trustees (without shareholder approval). Any action to dissolve the trust will be deemed to also be an action to dissolve each series, and to terminate each class.

The trustees may dissolve and liquidate the trust, any series or class at any time without shareholder approval.

Merger or Consolidation

The trustees may, in their sole discretion and without shareholder approval unless such approval is required by the 1940 Act, (i) cause the trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the trust or any series or class to another series or class of the trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to

The trustees may, subject to a vote of a majority of the trustees and any shareholder vote required under the 1940 Act, if any, cause the trust to merge or consolidate with or into one, or convert into, or more trusts, partnerships, associations, limited liability companies, corporations or other business entities formed, organized or existing under the laws of a state, commonwealth, possession, or colony of the United States.

Policy	Acquired Funds	Acquiring Funds

the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the trust’s registration under the 1940 Act, for adequate consideration as determined by the trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the trust or any affected series or class, and that may include shares of such other series or class of the trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the trust or any series or class. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Vote Required for Election of Trustees	At all meetings of the shareholders, a quorum being present, the trustees will be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy.	Except when a larger vote is required by law or by any provision of the Trust Instrument, a plurality shall elect a trustee.

Removal of Trustees

Any trustee may be removed by action of two-thirds of the trustees with or without cause. Any trustee may be removed with or without cause at any meeting of shareholders by a vote of two-thirds of the total combined net asset value of all shares of the trust issued and outstanding.

Trustees may be removed, with or without cause, at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the trust. Any trustee may be removed, with or without cause, at any time by written instrument, signed by at least two-thirds of the number of trustees prior to such removal.

Trustee Committees

The board of trustees may designate one or more committees of the trustees, including an executive committee. The trustees will determine the number of members of each committee and its powers and will appoint its

The trustees may establish one or more committees to delegate any of the powers of the trustees to said committees and to adopt a committee charter providing for such responsibilities, membership, and any other

Policy	Acquired Funds	Acquiring Funds

members. Except as further limited by the board of trustees, if an executive committee has been designated, when the board of trustees is not in session the executive committee will have and may exercise all powers of the board of trustees in the management of the business and affairs of the trust. The board of trustees may appoint other committees, each consisting of one or more persons, who need not be trustees. Each such committee will have such powers and perform such duties as may be assigned to it from time to time by the board of trustees, but shall not exercise any power that under federal law including the 1940 Act may lawfully be exercised only by the board of trustees or a committee thereof.

characteristics of said committees as the trustees may deem proper.

Subject only to any limitations required by federal law including the 1940 Act, the trustees may delegate any and all powers and authority thereunder as they consider desirable to any officer of the trust, to any committee of the trustees, any committee composed of trustees and other persons and any committee composed only of persons other than trustees and to any agent, independent contractor or employee of the trust or to any custodian, administrator, transfer or shareholder servicing agent, manager, investment advisor or sub-advisor, principal underwriter or other service provider.

Trustee Liability

No trustee will be liable to the trust or to any shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The trustees are not responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, advisor, sub-adviser or principal underwriter of the trust.

The trustees shall not, when acting in such capacity, be personally liable to any person other than the trust or the shareholders for any act, omission, or obligation of the trust, any trustee or any officer of the trust. The trustees shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee of the trust, provided that nothing contained herein or in the Delaware Statutory Trust Act (“Delaware Act”) shall protect any trustee of the trust against any liability to the trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee of the trust.

Every act or thing whatsoever executed or done by or on behalf of the trust or the trustees in connection with the trust or a series shall include a recitation limiting the obligation represented thereby to the trust or to one or more series and its or their assets.

Trustee Indemnification

Every person who is, or has been, a trustee or an officer or employee of the trust or is or was serving at the request of the trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) will be indemnified by the trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party

Every person who is, or has been, a trustee of the trust shall be indemnified by the trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee and against amounts paid or incurred by him in the settlement thereof. However, no indemnification is provided to a trustee: (i) who shall have been adjudicated by a court or body before which the

Policy	Acquired Funds	Acquiring Funds

or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who has been adjudicated by a court or body before which the proceeding was brought to be liable to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; or (B) by at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

proceeding was brought (A) to be liable to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or (ii) in the event of a settlement, unless there has been a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Dividends

The trustees, in their sole discretion, may prescribe the declaration and payment of dividends and distributions on the shares of the trust or any series or class and the method of determining the shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law, including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution determined by the trustees (or by any officer of the trust or any other person or persons to whom such authority has been delegated by the trustees) and may be different among shareholders including differences among shareholders of the same series or class.

The trustees may from time to time declare and pay dividends or other distributions with respect to any series and/or class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other trust property shall be wholly in the discretion of the trustees.

The trustees shall have the power, as frequently as they may determine, to cause each shareholder, or each shareholder of any particular series or class, to pay directly, in advance or arrears, expenses of the trust as described therein (“Expenses”), in an amount fixed from time to time by the trustees, by setting off such Expenses due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such Expenses due from such shareholder, provided that the direct payment of such Expenses by shareholders is permitted under applicable law.

Capitalization	The beneficial interest in the trust are divided into shares. The trust is authorized to issue an unlimited number of shares. Unless the

Upon the establishment of any series or class as provided therein, the trust shall be authorized to issue an unlimited number of shares of each such series or class, unless otherwise determined, and subject to any conditions set forth, by the trustees.  The beneficial interest in the trust shall be divided into an unlimited number of shares. Each share shall have a par value of $0.001.

Policy	Acquired Funds	Acquiring Funds
	trustees shall otherwise determine, all shares have a par value of $0.001.	All shares issued thereunder, including, without limitation, shares issued in connection with a dividend paid in shares or a split or reverse split of shares, shall be fully paid and non-assessable.

Number of Trustees and Vacancies

The trustees may fix the number of trustees from time to time; provided that the number of trustees must at all times be at least one (1).

The trustees may enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal or incapacity of a trustee.

The number of trustees shall be such number as shall be fixed from time to time by a majority of the trustees, provided, however, that the number of trustees shall in no event be less than two (2).

In case of the declination, death, resignation, retirement, removal, physical or mental incapacity, or inability to serve, or if there is an increase in the number of trustees, a vacancy shall occur. Whenever a vacancy in the board of trustees shall occur, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. In case of a vacancy, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, to the extent consistent with the limitations provided under the 1940 Act. An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in the number of trustees.

Inspection of Books and Records

No shareholder has any right to inspect any account, book or document of the trust that is not publicly available, except as conferred by the trustees. The books and records of the trust may be kept at such place or places as the board of trustees may from time to time determine, except as otherwise required by law.

The original or a copy of the Trust Instrument and of each amendment thereto is kept at the office of the trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts

The trustees may require any shareholder or group of shareholders (including some or all of the shareholders of any series or class) to redeem shares for any reason as determined by the trustees, in their sole discretion, including (i) the determination of the trustees that direct or indirect ownership of shares of the trust or any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any

The trustees may require shareholders to redeem shares for any reason under terms set by the trustees, including, but not limited to, (i) the determination of the trustees that direct or indirect ownership of shares of any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) the failure of a shareholder to supply a tax identification number if required to do so, or

Policy	Acquired Funds	Acquiring Funds

successor statute thereto), (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by series or class), (iii) if the share activity of the account or ownership of shares by a particular shareholder is deemed by the trustees either to affect adversely the management of the trust or any series or class or not to be in the best interests of the remaining shareholders of the trust or any series or class; (iv) the failure of a shareholder to pay when due for the purchase of shares issued to him; or (v) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes thereof, as applicable.

to have the minimum investment required, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to him, or (iv) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes, as applicable.

The trustees or their authorized agents may establish, from time to time, one or more minimum investment amounts for shareholder accounts, which may differ within and among any series or class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of shares in any such account in the amount of such fee), and/or require the involuntary redemption of shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the trust to convert any such shares in such account to shares of another series or class (whether of the same or a different series), or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the trustees or their authorized agents, in each case upon such terms as shall be established by the trustees or their authorized agents.

Derivative Actions

In addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the trust only if the shareholder or shareholders must make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed (as provided in the Declaration of Trust).

Unless a demand is not required, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all shares issued and outstanding or of the series or classes to which such action relates if it does not relate to all series and classes, shall join in the request for the trustees to commence such action; and the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.

The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the trust only if the shareholder makes a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed.  A demand on the trustees shall only be deemed not likely to succeed and therefore excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action is composed of trustees who are not “independent trustees” (as such term is defined in the Delaware Act).

Unless a demand is not required, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the total combined net asset value of the outstanding shares of the trust, or 10% of the total combined net asset value of the outstanding shares of the series or class to which such action relates if it does not relate to all series and classes, shall join in the request for the trustees to commence such action; and the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

The board of trustees may designate a committee of one trustee to consider a shareholder demand if necessary to create a committee with a majority of trustees who do not have a personal financial interest in the transaction at issue.  In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each shareholder of the trust or any series or class agrees that any claim that affects all shareholders of a series or class equally, that is, proportionately based on their number of shares in such series or class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholders’ rights under the Trust Instrument or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the trust, any series or class or any shares, including any claim of any nature against the trust, any series or class, the trustees or officers of the trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  In connection with any suit, action, or proceeding brought in the Superior Court in the State of Delaware, all shareholders and all other such persons or entities irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any shareholder or any person or entity claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Trust Instrument or the trust, any series or class or any shares, including any claim of any nature against the trust, any series or class, the trustees or officers of the trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  In connection with any suit, action, or proceeding brought in the Superior Court in the State of Delaware, all shareholders and all other such persons or entities irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

EXHIBIT E

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of a class of each Acquired Fund, as of the Record Date:

Fund	Name and Address	% of Class Outstanding
Harvest Edge Absolute Fund — Investor Class	Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	85.91%

	Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	14.09%

Harvest Edge Absolute Fund — Institutional Class	National Financial Services LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	7.99%

	Michael Charlton c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	8.84%

	David B Katzman 2009 Family Trust, DTD 04/01/2009 Steven Katzman, Trustee c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	9.31%

	Robert D Walters c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	12.50%

	Richard L Selvala Jr. & Kristin Selvala c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	21.73%

	Fred Crawford c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	9.96%

Harvest Edge Equity Fund — Investor Class	Curtis F Brockelman Jr. c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	41.19%

	Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	13.73%

	Richard L Selvala Jr. & Kristin Selvala c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	41.19%

Victory Harvest Equity Fund — Institutional Class	National Financial Services LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	9.52%

	Curtis F Brockelman Jr. c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	42.04%

	Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	6.40%

	Richard L Selvala Jr. & Kristin Selvala c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	42.04%

Harvest Edge Bond Fund — Investor Class	Curtis F Brockelman Jr. c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	42.86%

	Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	14.29%

	Richard L Selvala Jr. & Kristin Selvala c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	42.86%

Harvest Edge Bond Fund — Institutional Class	Curtis F Brockelman Jr. c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	46.48%

	Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	7.05%

	Richard L Selvala Jr. & Kristin Selvala c/o Harvest Volatility Management LLC 420 Lexington Ave. Rm 2620 New York, NY 10170-2607	46.48%

EXHIBIT F

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The “Financial Highlights” tables below are intended to help you understand each Acquired Fund’s financial performance for the period of an Acquired Fund’s operations.  Certain information reflects financial results for a single Acquired Fund share.  “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Acquired Fund (assuming the reinvestment of all distributions).  The financial highlights for each of the Acquired Funds have been audited by the Acquired Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with such Funds’ financial statements, is included in the Acquired Funds’ annual reports to shareholders for the fiscal year ended October 31, 2018, which are available on request, or online at www.hvmfunds.com.com.

Financial Highlights

For a Share Outstanding Throughout the Period Presented

Harvest Edge Absolute Fund	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018		For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
	Investor Class		Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.02		0.03
Net realized and unrealized loss on investments	(0.15)		(0.13)
Total from investment operations	(0.13)		(0.10)
LESS DISTRIBUTIONS
Distributions from net investment income	—		(0.03)
NET ASSET VALUE, END OF PERIOD	$9.87		$9.87
TOTAL RETURN(b)	(1.30	)%(c)	(1.00	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$117		$9,776
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.51	%(d)	1.20	%(d)
Operating expenses excluding fee waivers/reimbursements	7.73	%(d)	6.45	%(d)
Net investment income including fee waivers/reimbursements	0.20	%(d)	0.36	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.20	%(d)	0.95	%(d)
Operating expenses excluding fee waivers/reimbursements	7.42	%(d)	6.20	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)	0.61	%(d)
PORTFOLIO TURNOVER RATE	72	%(c)	72	%(c)

(a) Calculated using average shares method.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Not annualized.

(d) Annualized.

Harvest Edge Equity Fund	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018		For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
	Investor Class		Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.05		0.07
Net realized and unrealized loss on investments	(0.26)		(0.26)
Total from investment operations	(0.21)		(0.19)
NET ASSET VALUE, END OF PERIOD	$9.79		$9.81
TOTAL RETURN(b)	(2.10	)%(c)	(1.90	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$119		$982
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.26	%(d)	1.01	%(d)
Operating expenses excluding fee waivers/reimbursements	37.17	%(d)	14.71	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)	0.74	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.15	%(d)	0.90	%(d)
Operating expenses excluding fee waivers/reimbursements	37.06	%(d)	14.60	%(d)
Net investment income including fee waivers/reimbursements	0.62	%(d)	0.85	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)	0	%(c)

(a) Calculated using average shares method.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Not annualized.

(d) Annualized.

Harvest Edge Bond Fund	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018		For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
	Investor Class		Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.12		0.16
Net realized and unrealized loss on investments	(0.60)		(0.63)
Total from investment operations	(0.48)		(0.47)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.42)		(0.05)
Total distributions	(0.42)		(0.05)
NET ASSET VALUE, END OF PERIOD	$9.10		$9.48
TOTAL RETURN(b)	(4.91	)%(c)	(4.71	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$111		$902
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	0.96	%(d)	0.72	%(d)
Operating expenses excluding fee waivers/reimbursements	38.91	%(d)	15.50	%(d)
Net investment income including fee waivers/reimbursements	1.49	%(d)	1.87	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.85	%(d)	0.60	%(d)
Operating expenses excluding fee waivers/reimbursements	38.80	%(d)	15.38	%(d)
Net investment income including fee waivers/reimbursements	1.60	%(d)	1.99	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)	0	%(c)

STATEMENT OF ADDITIONAL INFORMATION

February 15, 2019

Acquisition of the assets of

Acquired Fund	Investor Class Shares	Institutional Class Shares

Harvest Edge Absolute Fund	HEANX	HEAIX

Harvest Edge Equity Fund	HEENX	HEEIX

Harvest Edge Bond Fund	HEBNX	HEBIX

Each a series portfolio of HARVEST VOLATILITY EDGE TRUST

420 Lexington Avenue, Suite 2620

New York, New York 10170

Telephone No:  (212) 682-7822

In exchange for shares of the corresponding shares of

Acquired Fund	Class A Shares	Class Y Shares

Victory Harvest Premium Absolute Fund	HEANX	HEAIX

Victory Harvest Premium Large Cap Equity Fund	HEENX	HEEIX

Victory Harvest Premium Bond Fund	HEBNX	HEBIX

Each a series portfolio of VICTORY PORTFOLIOS

4900 Tiedeman Road

Brooklyn, Ohio 44144

1-800-539-3863

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus/proxy statement dated February 15, 2019 related to the above-referenced matter (the “Prospectus/Proxy Statement”).  The Prospectus /Proxy Statement may be obtained from Victory Portfolios on behalf of each of the funds of Victory Portfolios listed above (each a “Fund” and collectively, the “Funds”), by writing or calling Victory Portfolios at the address and telephone number shown above.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company named “The Victory Portfolios,” which was organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 45 series.  This SAI relates to the shares of three Funds and their respective classes.  These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the three corresponding series of Harvest Volatility Edge Trust (“Harvest Trust”), a registered investment company (each such series, a “Harvest Fund” or a “Predecessor Fund”).

The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations.  Upon completion of the Reorganizations, the Class A and Class Y shares of the Funds, as applicable, will assume the performance, financial and other historical information of the Investor Class and

SAI-1

Institutional Class shares of the Predecessor Funds, respectively.  Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus/Proxy Statement.

Capitalized terms not defined herein are used as defined in the Prospectus/Proxy Statement.  No investment in shares of a Fund should be made without first reading the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by referenced into this SAI:

The SAI of the Harvest Funds, dated December 18, 2017 (File No. 333-220301), filed with the Securities and Exchange Commission on December 18, 2017, as supplemented through the date of the Prospectus/ Proxy Statement.  Additional copies of the foregoing Statement of Additional Information of the Harvest Funds may be obtained online at www.hvmfunds.com or by calling 1-844-434-4838.

The Annual Report of the Harvest Funds, dated October 31, 2018 (File No. 333-220301), filed with the Securities and Exchange Commission on December 31, 2018.

The Semi-Annual Report of the Harvest Funds, dated April 30, 2018 (File No. 333-220301), filed with the Securities and Exchange Commission on July 9, 2018.

FINANCIAL INFORMATION

This Statement of Additional Information does not contain financial statements or pro forma financial statements for the Acquiring Funds because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, at which time each Acquiring Fund will assume the performance, financial and other historical information of its corresponding Acquired Fund.  In each Reorganization, the Acquired Funds will be the accounting survivor.

TABLE OF CONTENTS

GENERAL INFORMATION	SAI-3

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	SAI-3

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	SAI-6

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	SAI-22

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	SAI-25

MANAGEMENT OF THE TRUST	SAI-30

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	SAI-37

RULE 12B-1 DISTRIBUTION AND SERVICE PLANS	SAI-44

CODE OF ETHICS	SAI-45

PROXY VOTING POLICIES AND PROCEDURES	SAI-46

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-48

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	SAI-52

TAXES	SAI-52

ADDITIONAL INFORMATION	SAI-63

APPENDIX A	SAI-A1

SAI-2

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company named “The Victory Portfolios,” which was organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 45 series of beneficial interest (“shares”).

This SAI relates to the shares of three Funds and their respective classes.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund was formed for the purposes of completing the Reorganizations with the three corresponding Predecessor Funds, each a series of Harvest Trust, a registered investment company.  The Reorganizations are proposed in connection with the acquisition of Harvest Volatility Management, LLC (“Harvest Volatility Management”), the investment adviser to the Predecessor Funds, by the parent company of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”).  The Adviser is the investment adviser to each Fund.  The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations.  Upon the completion of the Reorganizations, the Class A and Class Y shares of the Funds, as applicable, are expected to assume the performance, financial and other historical information of, respectively, the Investor Class and Institutional Class shares of the Predecessor Funds, as applicable.  Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds as if the Reorganizations had occurred as of the date of this SAI.

Much of the information contained in this SAI expands on subjects discussed in the Proxy Statement/Prospectus (referred to in this SAI as the “Prospectus”).  Capitalized terms not defined herein are used as defined in the Prospectus.  No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to

SAI-3

obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.  In addition, under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, all Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  The Code’s diversification test is described in “Taxes.”

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  Under the 1940 Act, the vote of a majority of the outstanding shares of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction).  In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2. Underwriting

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3. Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

SAI-4

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement.  If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent the Funds from investing in the following:  (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6. Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7. Diversification.

Each Fund is a diversified investment company.

Under the 1940 Act a Fund’s sub-categorization as a diversified fund is fundamental policy.  Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

8. Concentration

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

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Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1. Illiquid Securities.

No Fund may invest more than 15% of its net assets in illiquid securities.

Illiquid securities are generally any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Difficulty in selling illiquid securities may result in a loss to a Fund.  Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act.  This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) commercial paper”), unless the Adviser determines that such securities are liquid.  The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board.  The Funds will adopt a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.

2. Other Investment Companies

Except for the Victory Harvest Premium Large Cap Equity Fund and Victory Harvest Premium Bond Fund, no Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.”

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below.  Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund.  Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI.

Victory Capital serves as investment adviser to the Funds.  Victory Capital is referred to in this section as an “Adviser.”

Each Fund implements a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”).  These “iron condors” are comprised of a put option spread and a call option spread on the same index with generally the same expiration date and four different strike (exercise or expiration) prices.  The Fund may also construct “modified iron condors,” which include various adjustments with respect to the equity index options or other characteristics of the technique.  Although the Funds will not be short a

SAI-6

naked (or uncovered) option, a Fund may from time to time be long additional options for risk management purposes.

In connection with constructing “iron condors,” as described in the Prospectus, the Adviser analyzes a variety of factors, including premium at risk (i.e., the amount of net option premiums paid in implementing the position), the time to expiration of options, the rate that options lose value as they near maturity (known as theta), the risk of gain or loss resulting from changes in volatility (known as vega), the potential rate of change in the price of the applicable options with respect to the price level of the corresponding equity index (known as delta), and the change in the delta as a result of incremental changes in the price level of the corresponding equity index (known as gamma) and overall exposures generated by the equity index options.  As described in the Prospectus, the Funds generally intend to structure these options contracts to qualify for treatment as a “Section 1256 contract,” in respect of which 60% of any gain is generally treated as long-term capital gain without regard to the holding period for such options.

In general, the Collateral Yield Enhancement Strategy is expected to benefit from a market that is relatively “range bound” (i.e., when the price level of the applicable index remains within the channels constructed through the equity index options).  As disclosed in the Prospectus, the Adviser will manage each Fund’s assets in a manner generally designed to contain and quantify a Fund’s maximum loss exposure attributable to the Collateral Yield Enhancement Strategy.  Each Fund’s Core Investments present risks to the Fund that are separate from, and in addition to, the risks to the Fund associated with its Collateral Yield Enhancement Strategy.

A Fund may pursue a relative value strategy by taking long exposure in securities or instruments believed to be undervalued and short exposure in securities or instruments believed to be overvalued.

The Adviser may, in its discretion, utilize a “representative sampling” strategy whereby the Victory Edge Equity Fund or the Victory Edge Bond Fund would hold a significant number of the component securities of the S&P 500® Index or the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The strategy is discussed in more detail in the Prospectus and in the section titled “Writing and Purchasing Call and Put Options,” below.

Asset-Backed Securities.  A Fund may invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets.  These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest.  The credit quality of an asset-backed security depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer.

The Funds may invest in mortgage-backed securities (“MBS”), which are securities that represent an interest in a pool of underlying mortgage loans.  MBS, including mortgage pass-through securities and Collateralized Mortgage Obligations (“CMOs”), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, or FHLMC; securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages.  As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up.  These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV.  When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds.  In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

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MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”).  The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties.  RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

Borrowing and Other Forms of Leverage.  Each Fund may borrow money to the extent permitted under the 1940 Act.  The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings.  This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is anticipated that observance of such covenants would not impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.  These borrowings may be unsecured.

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded.  Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities and other assets. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased.  A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act.  These transactions may include selling securities short, buying and selling certain derivatives, writing (or selling) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing.  A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction).  The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage.  A Fund may have to buy or sell a security at a disadvantageous time or price to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Cash Equivalent Investments.  Each Fund may hold cash equivalent investments, which include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below.  Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

SAI-8

Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods.  They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas.  Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks.  The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalent investments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account.  Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread.  Cash equivalents may be adversely affected by market and economic events, such as: a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These investments may be subject to federal income, state income and/or other taxes.  Instead of investing in cash equivalent investments directly, the Fund may invest in a money market fund.

Debt Securities.  A Fund may invest in a broad array of short-, medium-, and long-term debt securities issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types.  Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.  The rate of interest on debt securities may be fixed, floating, or variable.  Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate.  This additional payment is a premium.

Debt securities are subject to credit risk, market risk, and interest rate risk.  Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a debt security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise.  Some debt securities may be subject to extension risk.  This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.  Some debt securities also involve prepayment or call risk.  This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments.  A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuer’s perceived ability to repay the debt.  The market value of a debt obligation generally reacts inversely to interest rate changes.  When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

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In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal.  To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.  The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers.  It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis.  These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations.  Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date.  Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status.  Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.  They may also be senior or subordinated obligations.  See Appendix A for a discussion of securities ratings.

In general, a Fund’s income may decline due to falling interest rates or other factors.  Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Derivatives.  Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments, such as swaps, futures, forwards and options, may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments.  Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios.  The Adviser may use derivatives for a variety of reasons, including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. The Adviser may use derivatives as a

SAI-10

substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  Derivatives may allow the Adviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments.  There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities.  The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund.  The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting.  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.  Over-the-counter derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations.  In addition, the use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if such instruments had not been used.

The laws and regulations that apply to derivatives and persons who may use them (including the Funds) are rapidly changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010.  Among other changes, the Dodd-Frank Act sets forth a new legislative framework for over-the-counter derivatives, including financial instruments, such as swaps, in which the Funds may invest.  The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

Equity Securities.  The Funds may invest in equity securities.  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock.  Common stocks represent an equity or ownership interest in an issuer.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility.  Therefore, the value of an investment in a Fund may at times decrease instead of increase.  The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange.  Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Common stock represents an equity ownership interest in the issuing corporation.  Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors.  Common stock normally occupies the most subordinated position in an issuer’s capital structure.  Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.

SAI-11

Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks.  Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur.  In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock.  Preferred stock usually has limited voting rights.  Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders.  However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.  Certain preferred stocks may be convertible to common stock.  Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

Convertible securities, which may be held by a Fund, share both equity and fixed income characteristics and are subject to risks which equity and fixed income instruments are subject.

Exchange-Traded Funds (“ETFs”) and Other Investment Companies.  A Fund may invest in shares of other investment companies (including mutual funds and ETFs) and other pooled investment vehicles.  As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.  Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons.

ETFs are pooled investment vehicles that may be designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs may be designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded.  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

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An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.  Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund.  A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets.  Shares sold utilizing a floating NAV may be worth more or less than their original purchase price.

Exchange-Traded Notes (“ETNs”).  A Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution.  The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees.  ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours; however, investors may also hold an ETN until maturity.  At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor.  Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution.  ETNs are subject to credit risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.  Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.  The timing and character of income and gains from ETNs may be affected by future legislation.

Foreign Investments.  A Fund may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.  Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

In addition, there is a risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or securities that trade in, and receive revenues in, or derivatives that provide exposure to, foreign (non-U.S.) currencies.

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign

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debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.  In addition, there may be no legal recourse against a sovereign debtor in the event of a default.

Stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets.

Hedging.  The Adviser may, from time to time, employ various hedging techniques in pursuing a Fund’s investment objective.  Hedging activities may not work as intended or be successful.  The success of these hedging techniques will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio or other exposures being hedged.  As the characteristics of many securities, indices or other reference instruments change regularly, the success of the hedging techniques will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.  To the extent the Fund engages in hedging, the Fund’s exposure to adverse market or issuer-specific events will likely not be eliminated but these activities are intended to reduce the possibility that the Fund will be adversely affected by such events.  Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase.  For a variety of reasons, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).  The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged.  Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Yield Securities.  High yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality.  These types of securities, which may be purchased by a Fund, may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength.  High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.  High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities.  Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

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The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities.  In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness.  A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities.  The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the Securities Act.  Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Board.  Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets.  A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities.  Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Liquidity and Valuation.  Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions.  Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in over-the-counter markets, may be particularly subject to liquidity risk.  A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument.  In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund’s exposure to liquidity risk.  Investments in less liquid or illiquid securities may reduce the returns of a Fund because it may be unable to sell the securities at an advantageous time or price.  Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity.  Liquid securities purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities at the time of purchase.  Applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining whether a particular instrument should be treated as illiquid. Under the Funds’ liquidity determination procedures, the Adviser may consider factors deemed relevant.  A Fund may not invest more than 15% of its net assets in securities or assets that are determined to be illiquid pursuant to the Trust’s applicable procedures.

In 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Funds.  The rule may impact the Funds’ ability to achieve their respective investment objectives.  The Adviser continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to a Fund’s strategies in the future.

At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation.  In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair

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values. As a result, the price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded or valued using a fair value methodology or information provided by third-party pricing services.  Thus, a Fund may realize a loss or gain that is greater than expected upon the sale of the security.  Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations.  Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.

Short Sales.  A Fund may engage in short sales, including short sales against the box.  Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument.  A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts.  To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer.  The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the instrument was sold by the Fund.  Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan.  To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold.  There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument.  Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss.  The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law.  The amount designated on the Fund’s records will be marked to market daily.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price.  During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price.  Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason.  It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility.  Short sales also involve other costs.  The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  In addition, to borrow the instrument, the Fund may be required to pay a premium.  The Fund also will incur transaction costs in effecting short sales.  The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk.

In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks if it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost.  In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs.  If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if

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the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.

U.S. Government Securities. A Fund may invest in government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).  Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States.  Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer.  U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities.  Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury Obligations to decline.

The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises.  No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities are deemed to include (to the extent consistent with the Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Fund may invest in separately traded principal and interest components (“STRIPS”) of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the STRIPS program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government.  On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).  Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae.  Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred

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stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels.  In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.  On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the NYSE after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

A Fund may invest in Treasury inflation-protected securities (“TIPS”), which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.  Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS.  In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure.  There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time.  As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives.  Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

When-Issued, To—Be-Announced and Delayed Delivery Securities. A Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis.  The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment.  A t the time of delivery of the securities, the value may be more or less than the purchase or sale price.  Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or

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delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Writing and Purchasing Call and Put Options.  Each Fund may write (sell) or purchase call and put options on an index as discussed in the Prospectus or any other index in the future.  The purpose of the strategy is to generate additional income for the Fund.  A Fund may also purchase put and call options on such indices.

Options on indices are similar to options on a security or other instrument (which are described below) except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the option holder (purchaser) the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the strike (exercise) price of the option.  This amount of cash is equal to the difference between the closing price of the index and the strike (exercise) price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on individual securities.  The risks of investment in options on indices may be greater than the risks of investment in options on securities.

For a call option written (sold) by a Fund, the premium, the strike (exercise) price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option.  Thus, if a written (sold) option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  A Fund can also repurchase the call option prior to the expiration date, ending its obligation.  In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.  A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone.  However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

The principal factors affecting the market value of a put or a call option include supply and demand, the current price level of the reference index in relation to the strike (exercise) price of the option, the volatility of the reference index, and the time remaining until the expiration date.  The Funds’ “iron condors” are susceptible to particular risks during periods of extreme market movements or if market conditions diverge from historical patterns.

There can be no assurance that a closing purchase or sale transaction can be consummated when desired. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate.  Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options.  These special procedures may limit liquidity.

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Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by the Adviser on behalf of its other investment advisory clients.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in markets.  The successful use of options for hedging purposes also depends in part on the ability of the Adviser to accurately anticipate future price fluctuations and the degree of correlation between the options and securities markets.  If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or indices on which options are written (sold) and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur or the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing (selling) and purchasing of options could increase a Fund’s portfolio turnover rate and, therefore, associated costs.

Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the strike (exercise) price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the strike (exercise) price (in the case of a put), or remains less than or equal to the strike (exercise) price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Options in which the Funds invest are usually traded on an exchange or through a central counterparty.  The Fund is thus subject to the credit risk of the clearinghouse.  Certain derivatives are subject to mandatory exchange trading and/or clearing.  Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free.  To the extent that a Fund invests in options that are not traded on an exchange or through a central counterparty, the Adviser will evaluate the creditworthiness and financial responsibility of any counterparty based on factors deemed relevant by the Adviser.  However, any such transaction would be subject to risks associated with the particular counterparty, including its creditworthiness.

Interfund Borrowing and Lending.  The Funds have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”).  Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its

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total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restriction or nonfundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan.  A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets.  The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.  The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund.  However, no borrowing or lending activity is without risk.  When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund.  Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Lending Portfolio Securities.  A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g. 102% for U.S. equity securities and 105% for non-U.S. securities).  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by a Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Fund’s Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if a Fund wishes to sell a security before its return can be arranged.  The return on invested cash collateral will result in gains and losses for the Fund.  A Fund will limit its securities lending to 33-1/3% of its total assets.

Additional Risk Factors and Special Considerations

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund.

Merger, Reorganization or Liquidation of Funds. The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund or a class of shares at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or

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in-kind equal to their proportionate interest in the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund or a class of shares, the timing of any possible liquidation might not be favorable to certain individual shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon such shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund or a class of shares will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Special Risks Related to Cyber Security.  The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Advisers, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

The London Inter-bank Offer Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that it intends to stop persuading or compelling banks to submit rates for the calculation of LIBOR to the administrator of LIBOR after 2021. The announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It is impossible to predict whether and to what extent banks will continue to provide LIBOR submissions to the administrator of LIBOR or whether any additional reforms to LIBOR may be enacted in the United Kingdom or elsewhere. Similarly, it is impossible to predict what rate or rates may become accepted alternatives to LIBOR and it is impossible to predict the effect of any such alternatives on the value of LIBOR-based securities. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR may adversely affect the value and/or the trading market for LIBOR-based securities in which a Fund may invest.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  A Fund that invests primarily in fixed income securities is authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser.  In the event that such a Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of ETFs are valued in the manner described below under “Equity Securities.”

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Fixed Income Securities

Fixed income securities held by the Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

Other Performance Comparisons

The Funds will calculate performance in accordance with formulas prescribed by the SEC.

In addition, a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There

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are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll-free 800-539-3863 or at www.VictoryFunds.com.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest

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by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change.  When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.  Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A and Y Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Class A are subject to an initial sales charge.  Which class would be advantageous to an investor depends on the number of years the shares will be held.  Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends

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payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Currently, the share classes of some Funds are not currently registered in all 50 states, including Montana, Nebraska and Oklahoma.

No initial sales charges or CDSCs are imposed on Class Y shares.  Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.”

There is no automatic conversion feature applicable to Class Y shares.  Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000.  Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary.  In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions.  Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds:

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

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Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes.  Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.  The administrative services may related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus accounts for their clients.  Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.

These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

As of January 1, 2019, the Adviser and its affiliates had arrangements in place with respect to the Funds with the following intermediaries:

Financial Intermediary
Charles Schwab & Co., Inc.
National Financial Services LLC

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust

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(except those Class A share purchases that were not subject to a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the Prospectuses.  The following points provide additional information about these programs.

•                                          Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) are eligible to buy Class A shares without an initial sales charge.

•                                          Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                                          Rights of Accumulation.  You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.  To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                                          Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                                          General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                                          Limitations Across Certain Funds.  The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Victory Funds employ different transfer agents.  Similar limitations may exist on

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exchanges between these groups of Victory Funds.  Your Investment Professional can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Sample Calculation of Maximum Offering Price

Each Class A share is sold with a maximum initial sales charge of 2.00%.  Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

NAV per share	$10.00
Per Share Sales Charge—2.00% of public offering price (2.04% of net asset value per share) for each Fund	$0.20
Per Share Offering Price to the Public	$10.20

Redeeming Shares

Contingent Deferred Sales Charge (CDSC) — Class A Shares.  No CDSC is imposed on:

•                                          the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                                          redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                                          certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                                          distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                                          redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                                          amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                                          participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  The shareholder

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must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested.  Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible.  If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid.  Without the additional basis, the shareholder will have more gain or less loss upon redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations.  For example, if the request is greater than $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued at the Fund’s NAV.  A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board has delegated to the Compliance Committee overall responsibility for reviewing reports related to the Trust’s compliance program and the Chief Compliance Officer.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under that Act.  Each Trustee oversees 45 portfolios in the Trust, 20 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

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Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016 -December 2017).

Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002 -2014).

E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 - 2015).	None.

Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016 - September 2017); Advisor (January 2016 - April 2016) and Managing Partner (August 2014 - January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011 - 2014).

Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 61*	Trustee	December 2008	Retired.	None.

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Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).

Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 46**	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011 - 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                                          David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                                          Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s US asset management business, where he also served on the audit and risk committee.  Mr. Andrews also served as a Governor of the London Business School.  He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company.  The Board believes that his experience in these

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positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                                          E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                                          David C. Brown.  Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust.  Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                                          Dennis M. Bushe.  Mr. Bushe has experience in fixed income investment management and research.  He is a former chief investment risk officer of a large investment management firm.  Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                                          Sally M. Dungan.  Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995).  Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                                          John L. Kelly.  Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011.  The Board believes that this experience qualifies him to serve as a Trustee.

•                                          David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years.  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                                          Gloria S. Nelund.  Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms.  Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm.  Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                                          Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange.  As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award

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from Institutional Investor Magazine in 2006.  The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  Committees may form Sub-Committees to address particular areas of concern to that Committee.

•                                          The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                                          The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                                          The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                                          The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                                          The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                                          The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

•                                          The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management

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of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                                          The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2018, the Board held nine meetings.  The Audit and Risk Oversight Committee held five meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings.  The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144.  The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer*, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

Christopher Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Principal Financial Officer, Victory Capital Advisers, Inc. (since 2018).

Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.

Charles Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Shearman and Sterling LLP (since January 2018); Partner, Morrison & Foerster LLP (2011- January 2018).

*On December 3, 2014 Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2018.  Since the Funds had not yet commenced operations as of December 31, 2018, no Trustee owned shares of any of the Funds as of that date. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000

Mr. Andrews	N/A	Over $100,000

Ms. Beard	N/A	Over $100,000

Mr. Bushe	N/A	Over $100,000

Ms. Dungan	N/A	Over $100,000

Mr. Kelly	N/A	Over $100,000

Mr. Meyer	N/A	Over $100,000

Ms. Nelund	N/A	$50,001 - $100,000

Mr. Wilson	N/A	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	N/A	Over $100,000

Compensation of Trustees and Officers

Effective January 1, 2018, the Victory Fund Complex pays each Independent Trustee $312,000 per year for his or her services to the Complex.  Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $283,000 per year for his or her services to the Complex.  In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.  No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

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The following tables indicate the compensation received by each Trustee from the Funds and from the Victory Fund Complex for the fiscal year ended October 31, 2018.  As of October 31, 2018, there were 72 funds in the Victory Fund Complex for which the Trustees listed below were compensated.  Since the Funds had not yet commenced operations as of that date, no compensation was paid by the Funds. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$0	$312,000
Mr. Andrews	$0	$312,000
Ms. Beard	$0	$312,000
Mr. Bushe	$0	$312,000
Ms. Dungan	$0	$312,000
Mr. Kelly	$0	$312,000
Mr. Meyer	$0	$312,000
Ms. Nelund	$0	$312,000
Mr. Wilson	$0	$468,000

Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	0	0

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  The following table includes the deferred compensation of the Trustees currently serving on the Board:

Trustee	Aggregate Compensation from the Funds		Total Compensation from the Victory Fund Complex
Mr. Adcock	$	N/A	$31,200
Mr. Andrews	$	N/A	$202,800
Mr. Bushe	$	N/A	$312,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds.  The Adviser’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.  Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs.  The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.  As of December 31, 2018, the Adviser and its affiliates managed and advised assets totaling in excess of $52.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

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The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of July 29, 2016, as amended (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee of each Fund, as an annual percentage of its average daily net assets:

Fund	Advisory Fee
Victory Harvest Premium Absolute Fund	0.65%
Victory Harvest Premium Large Cap Equity Fund	0.55%
Victory Harvest Premium Bond Fund	0.45%

Advisory fees paid by the Predecessor Funds for the fiscal period ended October 31, 2018 to the Predecessor Funds’ adviser are shown in the table below:

Fund*	Advisory Fee**
Victory Harvest Premium Absolute Fund	$74,463
Victory Harvest Premium Large Cap Equity Fund	$3,727
Victory Harvest Premium Bond Fund	$2,809

* Commencement of operations (December 19, 2017) through October 31, 2018.

** Total advisory fees waived were:  $601,347, $116,153, and $115,345, respectively, for each Predecessor Fund of each of the Victory Harvest Premium Absolute Fund, Victory Harvest Premium Large Cap Equity Fund and Victory Harvest Premium Bond Fund.

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time.  In these instances, the fee and expense table in the Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses.  Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment.  This agreement may only be terminated by the Board of Trustees.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse

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expenses for a Fund.  These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit a Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance.  The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund.  The Funds have received an order from the SEC enabling them to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of October 31, 2018:

	Other Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)
Richard L. Selvala, Jr.	$0	0	$0	0	$10,601	1177	$10,601
Curtis F. Brockelman, Jr.	0	0	0	0	10,601	1177	10,601
Michael Zigmont	0	0	0	0	10,604	1183	10,604
Tim Knowles	0	0	0	0	10,755	1228	10,755

Fund Ownership

As of the end of the last completed calendar year, the portfolio managers of the Funds owned equity securities of the Funds (when they were the Predecessor Funds) in the amount indicated in the table below:

Portfolio Manager	Fund	Dollar Range of shares Beneficially Owned as of December 31, 2018
Richard L. Selvala, Jr.	Victory Harvest Premium Absolute Fund	Over $1,000,000
	Victory Harvest Premium Large Cap Equity Fund	$100,000-$500,000
	Victory Harvest Premium Bond Fund	$100,000-$500,000
Curtis F. Brockelman, Jr.	Victory Harvest Premium Absolute Fund	$100,000-$500,000
	Victory Harvest Premium Large Cap Equity Fund	$100,000-$500,000
	Victory Harvest Premium Bond Fund	$100,000-$500,000
Michael Zigmont	—	None
Tim Knowles	—	None

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Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success.  Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information.  Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support.  The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts.  In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest.  However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Compliance Services

Effective July 1, 2017, the Trust’s Chief Compliance Officer (“CCO”) is an employee of the Adviser, which pays the compensation of the CCO and his support staff.  The Trust has entered into an Agreement to Provide Compliance Services (the “Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance

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program for the Trust in accordance with Rule 38a-1 under the 1940 Act.  The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Administrator and Fund Accountant

Victory Capital is expected to serve as administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. (“Citi”) is expected to serve as sub-administrator to the Trust pursuant to an agreement with Victory Capital dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  As administrator, Victory Capital will supervise the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, subject to the supervision of the Board.

Effective November 7, 2016, under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital will render to the Funds, the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion, plus 0.05% of the next $15 billion, plus 0.04% of aggregate net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital will: coordinate the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; draft shareholder communications, including annual and semi-annual reports; administer the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinate the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assist with regulatory compliance; supply individuals to serve as Trust officers; prepare Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital will also perform fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that Citi will receive for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant” below.

Each Predecessor Fund currently employs ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration, bookkeeping and pricing services agreement between the Harvest Trust and ALPS, on behalf of the Predecessor Funds, to provide certain administrative and other related services to the Predecessor Funds.  Under this agreement, ALPS receives the greater of (i) an annual minimum fee per Predecessor Fund or (ii) a basis points fee based on the Harvest Trust’s annual net assets.  Additionally, ALPS

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provides Chief Compliance Officer services to the Predecessor Funds under a separate agreement.  The cost for the Chief Compliance Officer services is charged to the Predecessor Funds.

Sub-Administrator and Sub-Fund Accountant

Citi is expected to serve as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006, as amended, by and between Victory Capital and Citi (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi will assist in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP II and VVIF, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0235% of the first $15 billion of aggregate Trust, VP II and VVIF net assets; plus 0.015% of aggregate net assets of aggregate Trust, VP II and VVIF net assets from in excess of $15 billion to $30 billion; plus 0.01% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders.  In addition, the Trust, VP II and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; will register the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT and N-Q; coordinates dividend payments; will calculate the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; will monitor the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and will assist in the annual audit of the Funds.

Transfer Agent

FIS Investor Services LLC (“FIS”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, is expected to serve as transfer agent for the Funds pursuant to a transfer agency agreement.  Under its agreement with the Victory Funds, FIS expects to agree to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Each Predecessor Fund currently employs ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under a transfer agency and services agreement between the Harvest Trust and ALPS, on behalf of the Predecessor Funds, to provide certain transfer agency and other related services to the Predecessor Funds.  Under this agreement, ALPS receives the greater of (i) an annual minimum fee per Predecessor Fund or (ii) a basis points fee based on the Harvest Trust’s annual net assets.  ALPS receives additional fees based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

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Custodian

General.  Citibank, N.A., (the “Custodian”), 388 Greenwich St., New York, New York 10013, is expected to serve as the custodian of each Fund’s assets pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”).  The Custodian’s responsibilities will include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.  Pursuant to the Custody Agreement, the Custodian will also maintain original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement.  As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

The Predecessor Funds’ securities and cash are held pursuant to a custody agreement with UMB Bank, N.A., located at 1010 Grand Avenue, Kansas City, MO 64106.  UMB Bank, N.A is responsible for safeguarding the Predecessor Funds’ cash and securities, receiving and delivering securities and collecting the Predecessor Funds’ interest and dividends.  The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law.  For its services, each Predecessor Fund pays its custodian an annual fee and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.  As part of this arrangement, securities purchased outside the United States would be maintained in accordance with applicable law and regulation and the Funds’ custody agreement.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, is expected to serve as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”).  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Shares of each Predecessor Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ALPS Distributors”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between ALPS Distributors and the Harvest Trust, on behalf of the Predecessor Funds (“ALPS Distribution Agreement”).  ALPS Distributors is not obligated to sell any specific amount of Predecessor Fund shares.

The ALPS Distribution Agreement became effective with respect to each Predecessor Fund after approval by the Harvest Trust board and upon execution by the parties thereto, and, after an initial two-year period, continues from year to year, provided that such continuation of the ALPS Distribution Agreement is specifically approved at least

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annually by the Harvest Trust Board, including its independent trustees.  The ALPS Distribution Agreement terminates automatically in the event of its “assignment” (as such term is defined in and interpreted under the 1940 Act), and is terminable with respect to each Predecessor Fund at any time without penalty by the Harvest Trust (by vote of the Harvest Trust Board or by vote of a majority of the outstanding voting securities of the Predecessor Fund) or by ALPS Distributors on 60 days’ written notice.

No underwriting commissions were earned by ALPS Distributors in connection with the sale of Fund shares during the fiscal period ended October 31, 2018.

RULE 12b-1 DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A shares of the Funds.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan.  Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pays the Distributor a distribution and service fee of 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Rule 12b-1 Plan.  The amount of the Rule 12b-1 fees payable by Class A shares of a Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor and the Plan does not obligate a Fund to reimburse the Distributor for such expenses.  The fees set forth under any Rule 12b-1 Plan will be paid by Class A shares of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Rule 12b-1 Plan is expected to be approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board will carefully consider all pertinent factors relating to the implementation of the Plans prior to their approval and will determine that there is a reasonable likelihood that the Plan will benefit the Funds and shareholders.  Additionally, certain support services covered under the Plan may

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be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

The following table reflects the payment of Rule 12b-1 fees to the Predecessor Funds’ distributor pursuant to the plan of distribution adopted with respect to the Predecessor Funds pursuant to Rule 12b-1 during the most recent fiscal period ended October 31:

Class A

Fiscal Year Ending October 31, 2018*
Victory Harvest Premium Absolute Fund	$211
Victory Harvest Premium Large Cap Equity Fund	$259
Victory Harvest Premium Bond Fund	$246

*  Commencement of operations (December 19, 2017) through October 31, 2018. Investor Class of the Predecessor Funds will be reorganized into Class A shares of the corresponding Funds.

Line of Credit.  The funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with the Citibank, N.A. (“Citibank”).  Under the agreement with Citibank as of July 27, 2018, the funds in the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted.  Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, another series of the Trust, with that fund paying the related commitment fees for that amount.  The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.  Citibank receives an annual commitment fee of 0.15%.  Each Fund in the Victory Funds Complex pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank whereby Citibank serves as the lending agent and facilitates the lending program.  Under the terms of the MSLA, each participating fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily.  The collateral can be received in the form of cash collateral and/or non-cash collateral.  Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit.  The participating funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The participating funds pay various fees in connection with the investment of cash collateral.  The participating funds pay Citibank fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citibank (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

CODE OF ETHICS

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or

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held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Trust’s Proxy Voting Policy is designed to: (1) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (3) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.  The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues.  The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.  The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee.  In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders.  This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets.  The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules.  The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                        the effect of the proposal on the underlying value of the securities

•                        the effect on marketability of the securities

•                        the effect of the proposal on future prospects of the issuer

•                        the composition and effectiveness of the issuer’s board of directors

•                        the issuer’s corporate governance practices

•                        the quality of communications from the issuer to its shareholders

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

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Directors

•                        The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                        The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                        The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                        The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                        The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                        The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                        The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                        The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                        The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                        The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome;

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and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll-free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds.  The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the United States, these commissions are negotiated.  Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States.  In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates.  It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market.  In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

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It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable.  In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds.  It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing,  or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients.  The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.  Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions

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or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                                          Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                                          Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.  Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below provides the dollar amount of brokerage commissions paid by each Fund (including the Predecessor Fund) for the fiscal year ended October 31, 2018, all of which were paid to entities that are not affiliated with the Predecessor Funds, the Adviser or Distributor:

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Fiscal year ended October 31, 2018*
Victory Harvest Premium Absolute Fund	$27,649
Victory Harvest Premium Large Cap Equity Fund	$535
Victory Harvest Premium Bond Fund	$594

* Commencement of operations (December 17, 2017) through October 31, 2018

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers of the Predecessor Funds by any Predecessor Fund during the last three fiscal years.

Allocation of Brokerage in Connection with Research Services.  During the last fiscal period ended October 31, the Predecessor Funds’ adviser did not direct, the brokerage transactions of the Predecessor Funds to brokers because of research services provided.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The Predecessor Funds did not hold any securities of their regular broker-dealers as of the most recent fiscal period ended October 31.

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Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  The Predecessor Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Predecessor Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Predecessor Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility.  A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Predecessor Fund as of the most recent fiscal period ended October 31:

Fund	2018*
Victory Harvest Premium Absolute Fund	72%
Victory Harvest Premium Bond Fund	0%
Victory Harvest Premium Large Cap Equity Fund	0%

* Commencement of operations (December 19, 2017) through October 31, 2018

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income.  The Victory Harvest Premium Absolute Fund and Victory Harvest Premium Bond Fund expect to distribute to its shareholders substantially all net investment income on a quarterly basis.  The Victory Harvest Premium Large Cap Equity Fund expects to distribute to its shareholders substantially all net investment income on an annual basis.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax

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considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect (or, in certain cases, proposed) on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

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In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.  If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

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The following table summarizes the approximate capital loss carryforwards for the applicable Funds (including with respect to their Predecessor Funds), as of October 31, 2018.

Fund	Approximate Capital Loss Carryforward ($000)— Short-Term	Approximate Capital Loss Carryforward ($000)— Long-Term
Victory Harvest Premium Absolute Fund	$82,667	$125,649
Victory Harvest Premium Equity Fund	9,988	14,966
Victory Harvest Premium Edge Bond Fund	3,466	5,117

*The amount of these losses that may be utilized are limited as a result of a Fund ownership change.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not

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subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is

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based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Furthermore, under proposed Treasury regulations, a Fund’s income inclusion from a PFIC for which it has made a QEF election would not be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company except to the extent the PFIC distributes such income to the Fund in the same taxable year. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period

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requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

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Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

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U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2019, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012,

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regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

The Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was signed into law on December 22, 2017. The 2017 Tax Act makes significant changes to the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Fund. Moreover, the 2017 Tax Act makes numerous other large and small changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund. Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Fund.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument, dated December 6, 1995, as amended and restated as of March 27, 2000, as further amended August 19, 2015 (“Trust Instrument”) authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Trust is currently authorized to offer Class A, C, I, R, R6 and Y shares of the Funds.  A Fund may not offer all such share classes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) each class of shares may be subject to different (or no) sales loads; (2) each

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class of shares may bear different (or no) distribution fees; (3) each class of shares may have different shareholder features, such as minimum investment amounts; (4) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares, and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also

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provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, VictoryFunds.com. The Funds also file their complete portfolio holdings as of the end of its first and third fiscal quarters (September 30th and March 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential

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conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	Citibank, N.A.	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Financial Data Service	FactSet Research Systems, Inc.	Daily
Independent Registered Public Accounting Firm	Cohen & Company, Ltd	Annual Reporting Period: within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.
Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Shearman & Sterling LLP	Up to 30 days before filing with the SEC
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Fund Shares

As of the date of this SAI there were no shares outstanding of the Funds. Therefore, there is no shareholder of record who owns 5% or more of the outstanding shares of any Fund or who controls any Fund.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees;

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interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Trust.  Morris, Nichols, Arsht & Tunnell LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, Delaware 19899, serves as special Delaware counsel to the Trust and for matters relating to the legality of shares being offered.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800 Cleveland, Ohio 44115.

Financial Statements

The audited financial statements of the Acquired Funds for the fiscal year ended October 31, 2018 are incorporated by reference herein.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor the Prospectus represents a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation,

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and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

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Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

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D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

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•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its

SAI-A6

proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy

SAI-A7

filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

SAI-A8

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

SAI-A9

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, or Raymond James platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10- year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

1

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries (continued)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

2

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries (continued)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Shares purchased through a Morgan Stanley self-directed brokerage account

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent-deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James

Shares purchased in an investment advisory program

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

Shares acquired through a right of reinstatement

3

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries (continued)

Front-End Load Discounts Available at Raymond James:  Breakpoints, Rights of Accumulation

Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

4

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Victory Portfolios

Part C.  Other Information

ITEM 15.  INDEMNIFICATION

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, provides for the indemnification of Registrant’s Trustees and officers, as follows:

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act and Release 11330 under the 1940 Act in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

1.	(a) Certificate of Trust dated December 6, 1995. (1)
(a)(1) Certificate of Amendment dated August 19, 2015 to the Certificate of Trust. (2)
(b) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (3)
(b)(1) Amendment dated August 19, 2015 to Delaware Trust Instrument. (2)

(b)(2) Schedule A to the Delaware Trust Instrument, current as of December 5, 2018. (9)

2.	Bylaws, Amended and Restated as of August 26, 2009. (4)
3.	None.
4.	Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the Prospectus/Proxy Statement filed herewith as Part A of this Registration Statement on Form N-14.
5.

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit 1(b) above and in Article IV of the Bylaws referenced in Exhibit 2 above.

6.	(a) Investment Advisory Agreement dated July 29, 2016 between Registrant and Victory Capital Management Inc. (5)
(a)(1) Schedule A to the Investment Advisory Agreement, current as of December 5, 2018. (6)
7.	(a) Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc. (1)
(a)(1) Amendment dated August 19, 2015 to the Distribution Agreement. (6)
(a)(2) Schedule I to the Distribution Agreement, current as of December 5, 2018. (6)
8.	None.
9.	Custody Agreement with UMB Bank, N.A. (7)
10.	(a) Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant. (1)
(a)(1) Schedule I to Distribution and Service Plan for Class A Shares, current as of December 5, 2018. (6)

11.	Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP regarding legality of issuance of shares. (9)

12.	Opinion of Shearman & Sterling LLP regarding tax matters. (to be filed by subsequent post-effective amendment)
13.	(a) Expense Limitation Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (1)

(a)(1) Schedule A to the Expense Limitation Agreement, current as of January 1, 2019. (9)
14.	Consent of Independent Registered Public Accounting Firm. (9)

15.	None.
16.	Powers of Attorney of: Leigh A. Wilson, Nigel D.T. Andrews, David Brooks Adcock, E. Lee Beard, David C. Brown, Dennis M. Bushe, Sally M. Dungan, John L. Kelly, David L. Meyer and Gloria S. Nelund. (8)

17.	Form of Proxy Card. (filed herewith)

(1)         Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(2)         Filed as an Exhibit to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073617.

(3)         Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(4)         Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)         Filed as an Exhibit to Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A filed electronically on April 28, 2017, accession number 0001104659-17-027612.

(6)         Filed as an Exhibit to Post-Effective Amendment No. 164 to Registrant’s Registration Statement on Form N-1A filed electronically on December 17, 2018, accession number 0001104659-18-073349.

(7)         Filed as an Exhibit to Pre-Effective Amendment No. 2 to Harvest Trust’s Registration Statement on Form N-1A filed electronically on November 3, 2017, accession number 0001193125-17-333246.

(8)         Filed as an Exhibit Registrant’s Registration Statement on Form N-14 filed electronically on December 17, 2018, accession number 0001104659-18-073308.

(9)         Filed as an Exhibit to Registrant’s Registration Statement on Form N-14/A filed electronically on January 18, 2019, accession number 0001104659-19-002504.

ITEM 17.  UNDERTAKINGS

(1)         The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 14th day of February, 2019.

VICTORY PORTFOLIOS (Registrant)

By:	/s/ Christopher K. Dyer

Christopher K. Dyer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

	/s/ Christopher K. Dyer	President
	Christopher K. Dyer	(Principal Executive Officer)

	/s/ Allan Shaer	Treasurer
	Allan Shaer	(Principal Financial and Accounting Officer)

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D.T. Andrews

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Dennis M. Bushe

	*	Trustee
Sally M. Dungan

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Gloria S. Nelund

* By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(17)	Form of Proxy Card